UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Filed by a party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under § 240.14a-12

HH&L Acquisition Co.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
HH&L Acquisition Co.
Suite 2001-2002, 20/F, York House
The Landmark, 15 Queen’s Road Central
Central, Hong Kong
NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON
TO THE SHAREHOLDERS OF HH&L ACQUISITION CO.:
You are cordially invited to attend an extraordinary general meeting of shareholders (the “Extraordinary Meeting”) of HH&L Acquisition Co. (the “Company,” “HH&L,” “we,” “us” or “our”), a Cayman Islands exempted company, to be held at                   Eastern time, on                  . For the purposes of Cayman Islands law and the second amended and restated memorandum and articles of association of HH&L, the physical location of the Extraordinary Meeting shall be at the offices of White & Case LLP at 1221 Avenue of the Americas, New York, New York 10020, or you or your proxyholder will be able to attend and vote at the Extraordinary Meeting online by visiting https://www.cstproxy.com/hhlacquisition/2022 and using a control number assigned by Continental Stock Transfer & Trust Company. To register and receive access to the Extraordinary Meeting, registered shareholders and beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record and who are granted a proxy by such holder) will need to follow the instructions applicable to them provided in the accompanying proxy statement. At the Extraordinary Meeting, the shareholders will consider and vote upon the following proposals:
1.
A proposal by special resolution, to amend Articles 51.7 and 51.8 of the Company’s second amended and restated memorandum and articles of association (our “Second MAA”), in accordance with the form set forth in Annex B to the accompanying proxy statement, to extend the date (the “Termination Date”) by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination,” or (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination and redeem or repurchase 100% of the Company’s public shares included as part of the units sold in the Company’s initial public offering that was consummated on February 9, 2021, which we refer to as the “IPO,” (the “Extension”) from February 9, 2023 to March 9, 2023 (the “First Extended Date”), and if the Company does not consummate a business combination by the First Extended Date, the period of time to consummate a business combination may be extended, without the approval of the Company’s shareholders, by resolutions of the Board (as defined below) of the Company at least three days prior to First Extended Date, and to April 9, 2023 (the “Second Extended Date”); and may be further extended, by resolutions of the Board passed at least three days prior to the Second Extended Date, to May 9, 2023 (the “Third Extended Date”, and each of the First Extended Date, the Second Extended Date and the Third Extended Date, an “Extended Date”), for two additional one-month periods, for an aggregate of two months (each, an “Additional Extension Period”) (such proposal, the “Extension Amendment Proposal”). For the avoidance of doubt, the Company may, by resolutions of the Board of the Company, terminate any Additional Extension Period at any time up to the applicable Extended Date, provided that the Company shall have deposited the applicable Contribution for such Additional Extension Period. The full wording of the special resolution to approve the Extension Amendment Proposal is set out in Annex B to the accompanying proxy statement.

2.
A proposal to approve by the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding public shares (as defined below) and Founder Shares (as defined below), voting together as a single class, an amendment of the Investment Management Trust Agreement, dated February 5, 2021 (the “Trust Agreement”), substantively in the form set forth in Annex C to the accompanying proxy statement, by and between the Company and Continental Stock Transfer &

Trust Company, to (i) reflect the Extension and (ii) allow the Company to maintain any remaining amount in its trust account in an interest bearing demand deposit account at a bank (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal” and, together with the Extension Amendment Proposal, the “Extension Proposals”).
3.
A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposals or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Proposals.

Each of the Extension Proposals is cross-conditioned on the approval of the others. Each of the Extension Proposals and the Adjournment Proposal is more fully described in the accompanying proxy statement.
The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal is to allow us additional time to complete our previously announced proposed business combination contemplated by the Business Combination Agreement, dated October 14, 2022 (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), by and among the Company, Diamond Merger Sub Inc. (“Merger Sub”), a Delaware corporation and direct wholly owned subsidiary of HH&L, and DiaCarta, Ltd. (“DiaCarta”), a Cayman Islands exempted company incorporated with limited liability, which will domesticate (such domestication, the “DiaCarta Domestication”) as a Delaware corporate prior to the Merger.
The Merger Agreement provides for, among other things, following the domestication of HH&L to Delaware as described below, the merger of Merger Sub with and into DiaCarta (the “Merger”), with DiaCarta surviving the Merger as a wholly owned subsidiary of DiaCarta PubCo (as defined below).
As a condition to the consummation of the Merger, subject to the requisite approval of HH&L’s shareholders, the board of directors of HH&L has unanimously approved a change of HH&L’s jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “HH&L Domestication” and, together with the Merger, the “Business Combination”). In connection with the consummation of the Business Combination, HH&L will change its name to “DiaCarta, Inc.” (such company after the HH&L Domestication and name change, “DiaCarta PubCo”).
For more information about the Merger Agreement and the Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 14, 2022, and our Registration Statement on Form S-4 (including the preliminary proxy statement/prospectus included therein) (File No. 333-268322) filed with the SEC in connection with the Business Combination on November 10, 2022 (as it may be amended or supplemented from time to time, the “Business Combination Registration Statement”).
Our Second MAA provides that the Company has until February 9, 2023, being the date which is 24 months from the consummation of the IPO, to complete its initial business combination.
While the Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to the consummation of the Business Combination (the “Closing”) by such deadline and the Company filed the Business Combination Registration Statement with the SEC with respect to the Business Combination on November 10, 2022, the board of directors (the “Board”) currently believes that there may not be sufficient time before February 9, 2023 to complete the Business Combination. Accordingly, the Board believes that in order for our shareholders to evaluate the Business Combination and for us to be able to consummate the Business Combination, it is in the best interests of the Company to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company has to consummate a business combination to the Extended Date so that our shareholders have the opportunity to participate in our future investment.

In connection with the Extension Amendment Proposal, a holder (“public shareholder”) of HH&L’s Class A ordinary shares, par value US$0.0001 per share (“Class A Ordinary Shares”), may elect to redeem the public shareholder’s Class A Ordinary Shares issued in our IPO, which shares we refer to as the “public shares,” for a per-share price, payable in cash, equal to the aggregate amount then on deposit in our trust account established in connection with the IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, if any, and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which election we refer to as the “Election,” regardless of whether such public shareholder vote on the Extension Amendment Proposal or if such public shareholder vote at all. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their public shares when a business combination, including the Business Combination, is submitted to the shareholders, subject to any limitations set forth in our Second MAA as amended by the Extension Amendment Proposal. In addition, public shareholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.
Our sponsor, HH&L Investment Co. (the “Sponsor”) owns 10,262,000 HH&L’s Class B ordinary shares, par value US$0.0001 per share, which we refer to as the “Founder Shares,” that were purchased by the Sponsor prior to our IPO, and 10,280,000 Warrants (as defined below), which we refer to as the “Private Placement Warrants,” that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. In addition, as of the date of this proxy statement, the Company has US$500,000 of borrowings under an unsecured convertible promissory notes issued to the Sponsor (the “Working Capital Loan”), which would either be repaid upon consummation of a business combination, without interest, or, at the Sponsor’s discretion, may be converted into Private Placement Warrants at a price of US$1.00 per warrant. Our directors and officers, Huanan Yang, Yingjie (Christina) Zhong, Qingjun Jin, Dr. Jingwu Zhang Zang, Frederick Si Hang Ma and Derek Nelsen Sulger, also have a direct or indirect economic interest in an aggregate of 88,000 Founder Shares. For a discussion of the interests that our Sponsor and officers and directors may have in the Business Combination, see “The Extension Proposals — Interests of the Company’s Sponsor, Directors and Executive Officers” in the accompanying proxy statement.
If the Extension Proposals are approved, (A)  for the period from February 9, 2023 until the First Extended Date, the Company shall deposit into the Trust Account the lesser of US$380,000 and US$0.0475 for each public share that is not redeemed as of February 9, 2023 (the “First Contribution”), (B) if the Company does not consummate a business combination by the First Extended Date and the Board elects to extend the period to consummate a business combination from the First Extended Date to the Second Extended Date, for the period from the First Extended Date to the Second Extended Date, the Company shall deposit into the Trust Account the lesser of US$380,000 and US$0.0475 for each public share that is not redeemed as of the First Extended Date (the “Second Contribution”), and (C) if the Company does not consummate a business combination by the Second Extended Date and the Board elects to extend the period to consummate a business combination from the Second Extended Date to the Third Extended Date, for the period from the Second Extended Date to the Third Extended Date, the Company shall deposit into the Trust Account the lesser of US$380,000 and US$0.0475 for each public share that is not redeemed as of the Second Extended Date (the “Third Contribution”, and together with the First Contribution and the Second Contribution, the “Contributions”, each, a “Contribution”), provided that the sum of Contributions shall not exceed the lesser of (a) US$1,140,000 and (b) US$0.1425 for each public share that is not redeemed in connection with the Extraordinary Meeting.
The First Contribution will be deposited in the Trust Account on February 16, 2023, being seven calendar days from February 9, 2023. The Second Contribution, if applicable, will be deposited into the Trust Account on March 16, 2023, and the Third Contribution, if applicable, will be deposited into the Trust Account on April 16, 2023. Each of the Contributions is conditioned upon the approval of the Extension Proposals and implementation of the Extension. The Contributions will not occur if any of the Extension Proposals is not approved. The Sponsor and DiaCarta have agreed that, if the Extension Proposals are approved, each will loan the Company 50% of each Contribution in advance of its deposit into the Trust Account. The loans to the Company for the Contributions will not bear interest and will be repayable by the Company to the Sponsor and DiaCarta upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. If the Company terminates an Additional Extension Period at any time up to the applicable Extended Date, the Company will liquidate and dissolve in accordance with the Second MAA, provided that the Company shall have deposited the applicable Contribution for such Additional Extension Period.
Each of the Company and DiaCarta will be responsible for one half of the costs and expenses in connection with the Extension, including the entire cost of soliciting proxies.
The Trust Amendment Proposal is necessary to (i) extend the time period that the Company has to consummate an initial business combination under the Trust Agreement, because as currently drafted the time period for the Company to consummate an initial business combination under the Trust Agreement will not be extended automatically to the applicable Extended Date, if the Board so elects, assuming the Extension Proposals are approved by the Company’s shareholders and (ii) allow the Company to maintain any remaining amount in its Trust Account in an interest bearing demand deposit account at a bank.
The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposals or if we determine that additional time is necessary to effectuate the Extension.
A special resolution under Cayman Islands law, being a resolution passed by a majority of at least two-thirds (2/3) of the votes cast by those holders of the Company’s ordinary shares as, being entitled to do so, voted (in person (including virtually) or by proxy) at the Extraordinary Meeting, and whose vote on the Extension Amendment Proposal will be required to approve the Extension Amendment Proposal.
In connection with the Extension Amendment Proposal, each public shareholder may elect to redeem all or a portion of his or her public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, if any, and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares (a “Redemption Election”), regardless of whether such public shareholder votes on the Extension Amendment Proposal or if vote at all. The deadline to make a Redemption Election is 5:00 P.M. Eastern time on                  , the date that is two business days prior to the scheduled vote at the Extraordinary Meeting (the “Redemption Deadline”). The public shareholder may tender his or her shares by either delivering his or her share certificate(s) (if any) and other redemption forms to the transfer agent or by delivering his or her shares and other redemption forms to the transfer agent electronically using the Depository Trust Company (“DTC”)’s DWAC (Deposit/Withdrawal At Custodian) system. If the public shareholder holds public shares in street name, such public shareholder will need to instruct his or her bank, broker or other nominee to withdraw the shares from his or her account in order to exercise his or her redemption rights. A Holder of units must elect to separate his or her units into the underlying public shares and warrants prior to exercising redemption rights with respect to the public shares. If a holder hold his or her units in an account at a brokerage firm or bank, the holder must notify his or her broker or bank that he or she elects to separate the units into the underlying public shares and warrants, or if a holder holds units registered in its own name, the holder must contact Continental Stock Transfer & Trust Company (in its capacity as HH&L’s transfer agent, the “transfer agent”) directly and instruct it to do so.
Prior to the deadline to make a Redemption Election, public shareholders that desire to indicate their intention to make an Election Reversal (as defined below) are requested to indicate such intention in the Reversal Commitment Form accompanying this proxy statement as Annex A (“Reversal Commitment Form”), which should be submitted to the transfer agent prior to the Redemption Deadline. Immediately following the Redemption Deadline and before the Extraordinary Meeting, a public shareholder that makes a Redemption Election may withdraw its Redemption Election with respect to all or a portion of their public shares for which it previously submitted a Redemption Election (an “Election Reversal”) , subject to the Board’s determination to permit such withdraw. See “The Extension Proposals — Redemption Withdrawal Procedures.”
The Board may elect to postpone the Extraordinary Meeting in its sole discretion up to and until the time of the Extraordinary Meeting, pursuant to Article 23.9 of the Second MAA.

The Board may determine to postpone the Extraordinary Meeting, if, prior to such Extraordinary Meeting, the Redemption Elections (after taking into account any Election Reversals) by our public shareholders would cause the Company to have less than US$80,000,000 of net tangible assets following such redemptions. The Board expects that such postponement would continue until the earlier of (i) the receipt of sufficient Election Reversals so as to not have less than US$80,000,000 of net tangible assets following such redemption; or (ii) the Board’s determination to proceed with the Extraordinary Meeting. For the duration of such postponement, to the extent a public shareholder has made the Election to redeem his or her public shares and has tendered or delivered such share certificate(s) (if applicable) physically or electronically) (and any other redemption documents) through the DWAC system at DTC, such shareholder will not able to transfer, assign or sell such shares. The Company requests that public shareholders indicate their intention to make an Election Reversal on their Reversal Commitment Form.
The redemption of public shares pursuant to the Redemption Elections is subject to the Redemption Limitation (as defined in the Second MAA), such that in no event will the Company redeem public shares pursuant to the Redemption Elections (after taking into account any Election Reversals) if such redemption would cause the Company to have less than US$5,000,001 of net tangible assets following such redemptions.
Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding public shares and Founder Shares, voting together as a single class.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s ordinary shares entitled to vote and which are present (in person (including virtually) or by proxy) at the Extraordinary Meeting and which vote on the Adjournment Proposal.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.
The Board has fixed the close of business on                   as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary Meeting and any adjournment thereof (the “Record Date”). Only holders of record of the Company’s ordinary shares on the Record Date are entitled to receive notice of and vote at the Extraordinary Meeting or any adjournment thereof.
In connection with the Extension Amendment Proposal, public shareholders may make the Redemption Election, regardless of whether such public shareholders vote on the Extension Amendment Proposal or vote at all. If the Extension Proposals are approved by the requisite vote of shareholders, public shareholders that do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our Second MAA, as amended by the Extension Amendment Proposal. In addition, public shareholders that do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, subject to the Board’s determination to permit such withdraw, would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.
The closing price of the public shares on the New York Stock Exchange (the “NYSE”) on                  , the most recent practicable trading day prior to the Record Date of the Extraordinary Meeting, was US$                 . The Company cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
The Adjournment Proposal, if required and approved, will allow the Board to adjourn the Extraordinary Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will be presented to our shareholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposals.

If any of the Extension Proposals is not approved and the Company does not consummate an initial business combination before February 9, 2023, as contemplated by the final prospectus relating to our IPO and in accordance with our Second MAA, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, if any, and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our redeemable warrants (“Warrants”), each whole warrant entitling the holder thereof to acquire one public share at a price of US$11.50 per share, including the Warrants included in the units sold in the IPO (the “public warrants”) and the Private Placement Warrants, which will expire worthless in the event the Company winds up.
You are not being asked to vote on the Business Combination at this time. If the Extension is approved and you do not elect to redeem your public shares in connection with the Extension Amendment Proposal, or you elect to redeem your public shares but withdraw such Redemption Election, subject to the Board’s determination to permit such withdrawal, you will retain the right to vote on the Business Combination when it is submitted to our shareholders (provided that you are a shareholder on the record date for a meeting to consider the Business Combination) and the right to redeem the public shares then held by you for a pro rata portion of the Trust Account in the event the Business Combination is approved and completed or the Company has not consummated a business combination by the Extended Date.
After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal, are advisable and in the best interests of the Company, and recommends that you vote or give instruction to vote “FOR” each of the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.
Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal and the Extraordinary Meeting. Whether or not you plan to attend the Extraordinary Meeting, the Company urges you to read this material carefully and vote your shares.
By Order of the Board of Directors,

Richard Qi Li
Chief Executive Officer and Director (Principal Executive Officer)
Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary Meeting. If you are a shareholder of record, you may also cast your vote (including virtually) at the Extraordinary Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote (including virtually) at the Extraordinary Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as abstaining in respect of the Extension Proposals. Abstentions will be counted in connection with the determination of whether a valid quorum is established for the Extraordinary Meeting but will have no effect on the outcome of the Extension Proposals.
Important Notice Regarding the Availability of Proxy Materials for the Extraordinary Meeting to be held on                  : This notice of meeting and the accompanying proxy statement are available at                  .

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON                  , THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) TENDER OR DELIVER YOUR PUBLIC SHARES (AND SHARE CERTIFICATE(S) IF APPLICABLE) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
TO MAKE AN ELECTION REVERSAL WITH RESPECT TO YOUR PUBLIC SHARES, YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT, AFTER 5:00 P.M. EASTERN TIME ON                  , THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING, AND PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING, THAT THE ELECTION TO REDEEM YOUR PUBLIC SHARES BE REVERSED, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REVERSAL IS REQUESTED AND THE NUMBER OR PERCENTAGE OF SHARES FOR WHICH REVERSAL IS REQUESTED. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO REQUEST REVERSAL OF THE ELECTION TO REDEEM FROM THE TRANSFER AGENT.

PROXY STATEMENT — DATED
HH&L Acquisition Co.
Suite 2001-2002, 20/F, York House
The Landmark, 15 Queen’s Road Central
Central, Hong Kong
PROXY STATEMENT FOR THE EXTRAORDINARY GENERAL MEETING OF
SHAREHOLDERS
TO BE HELD ON
An extraordinary general meeting of shareholders (the “Extraordinary Meeting”) of HH&L Acquisition Co. (the “Company,” “HH&L,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held at                   Eastern time, on                  . For the purposes of Cayman Islands law and the second amended and restated memorandum and articles of association of HH&L, the physical location of the Extraordinary Meeting shall be at the offices of White & Case LLP at 1221 Avenue of the Americas, New York, New York 10020, or you or your proxyholder will be able to attend and vote at the Extraordinary Meeting online by visiting https://www.cstproxy.com/hhlacquisition/2022 and using a control number assigned by Continental Stock Transfer & Trust Company (“Continental”). To register and receive access to the Extraordinary Meeting, registered shareholders and beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the accompanying proxy statement. At the Extraordinary Meeting, the shareholders will consider and vote upon the following proposals:
1.
A proposal by special resolution, to amend Articles 51.7 and 51.8 of the Company’s second amended and restated memorandum and articles of association (our “Second MAA”), in accordance with the form set forth in Annex B to the accompanying proxy statement, to extend the date (the “Termination Date”) by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination,” or (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination and redeem or repurchase 100% of the Company’s public shares included as part of the units sold in the Company’s initial public offering that was consummated on February 9, 2021, which we refer to as the “IPO,” (the “Extension”) from February 9, 2023 to March 9, 2023 (the “First Extended Date”), and if the Company does not consummate a business combination by the First Extended Date, the period of time to consummate a business combination may be extended, without the approval of the Company’s shareholders, by resolutions of the Board (as defined below) of the Company at least three days prior to First Extended Date, and to April 9, 2023 (the “Second Extended Date”); and may be further extended, by resolutions of the Board passed at least three days prior to the Second Extended Date, to May 9, 2023 (the “Third Extended Date”, and each of the First Extended Date, the Second Extended Date and the Third Extended Date, an “Extended Date”), for two additional one-month periods, for an aggregate of two months (each, an “Additional Extension Period”) (such proposal, the “Extension Amendment Proposal”). For the avoidance of doubt, the Company may, by resolutions of the Board of the Company, terminate any Additional Extension Period at any time up to the applicable Extended Date, provided that the Company shall have deposited the applicable Contribution for such Additional Extension Period. The full wording of the special resolution to approve the Extension Amendment Proposal is set out in Annex B to the accompanying proxy statement.

2.
A proposal to approve by the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding public shares (as defined below) and Founder Shares (as defined below), voting together as a single class, the amendment of the Investment Management Trust Agreement, dated February 5, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, in the form set forth in Annex C attached hereto, to (i) reflect the Extension and (ii) allow the Company to maintain any remaining amount in its Trust Account in an interest bearing demand deposit account at a bank (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal” and, together with the Extension Amendment Proposal, the “Extension Proposals”).
3.
A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposals or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Proposals.

Each of the Extension Proposals is cross-conditioned on the approval of the others. The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our previously announced proposed business combination contemplated by the Business Combination Agreement, dated October 14, 2022 (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), by and among the Company, Diamond Merger Sub Inc. (“Merger Sub”), a Delaware corporation and direct wholly owned subsidiary of HH&L, and DiaCarta, Ltd. (“DiaCarta”), a Cayman Islands exempted company incorporated with limited liability, which will domesticate (such domestication, the “DiaCarta Domestication”) as a Delaware corporate prior to the Merger.
The Merger Agreement provides for, among other things, following the domestication of HH&L to Delaware as described below, the merger of Merger Sub with and into DiaCarta (the “Merger”), with DiaCarta surviving the Merger as a wholly owned subsidiary of DiaCarta PubCo (as defined below).
As a condition to the consummation of the Merger, subject to the requisite approval of HH&L’s shareholder, the board of directors of HH&L has unanimously approved a change of HH&L’s jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “HH&L Domestication” and, together with the Merger, the “Business Combination”). In connection with the consummation of the Business Combination, HH&L will change its name to “DiaCarta, Inc.” (such company after the HH&L Domestication and name change, “DiaCarta PubCo”).
For more information about the Merger Agreement and the Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 14, 2022, and our Registration Statement on Form S-4 (including the preliminary proxy statement/prospectus included therein) (File No. 333-268322) filed with the SEC in connection with the Business Combination (the “Business Combination Registration Statement”) on November 10, 2022.
Our Second MAA provides that the Company has until February 9, 2023, being the date which is 24 months from the consummation of the IPO, to complete its initial business combination. While the Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to the Closing by such deadline and the Company has filed the Business Combination Registration Statement with the SEC with respect to the Business Combination on November 10, 2022, the Board of directors (the “Board”) currently believes that there may not be sufficient time before February 9, 2023 to complete the Business Combination. Accordingly, the Board believes that in order for our shareholders to evaluate the Business Combination and for us to be able to consummate the Business Combination, it is in the best interests of the Company to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company has to consummate a business combination to the Extended Date so that our shareholders have the opportunity to participate in our future investment.
In connection with the Extension Amendment Proposal, a holder (“public shareholder”) of HH&L’s Class A ordinary shares, par value US$0.0001 per share (“Class A Ordinary Shares”), may elect to redeem the public shareholder’s Class A Ordinary Shares issued in our IPO, which shares we refer to as the “public shares,” for a per-share price, payable in cash, equal to the aggregate amount then on deposit in our Trust Account established in connection with the IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, if any, and up to

US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which election we refer to as the “Election,” regardless of whether such public shareholder vote on the Extension Amendment Proposal or if such public shareholder vote at all. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their public shares when a business combination, including the Business Combination, is submitted to the shareholders, subject to any limitations set forth in our Second MAA as amended by the Extension Amendment Proposal. In addition, public shareholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.
Our sponsor, HH&L Investment Co. (the “Sponsor”) owns 10,262,000 HH&L’s Class B ordinary shares, par value US$0.0001 per share, which we refer to as the “Founder Shares,” that were purchased by the Sponsor prior to our IPO, and 10,280,000 Warrants (as defined below), which we refer to as the “Private Placement Warrants,” that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. In addition, as of the date of this proxy statement, the Company has US$500,000 amount of borrowings under an unsecured convertible promissory notes issued to the Sponsor (the “Working Capital Loan”), which would either be repaid upon consummation of a business combination, without interest, or, at the Sponsor’s discretion, may be converted into Private Placement Warrants at a price of US$1.00 per warrant. Our directors and officers, Huanan Yang, Yingjie (Christina) Zhong, Qingjun Jin, Dr. Jingwu Zhang Zang, Frederick Si Hang Ma and Derek Nelsen Sulger, also have a direct or indirect economic interest in an aggregate of 88,000 Founder Shares. For a discussion of the interests that our Sponsor and officers and directors may have in the Business Combination, see “The Extension Proposals — Interests of the Company’s Sponsor, Directors and Executive Officers.”
If the Extension Proposals are approved, (A) for the period from February 9, 2023 until the First Extended Date, the Company shall deposit into the Trust Account the lesser of US$380,000 and US$0.0475 for each public share that is not redeemed as of February 9, 2023, (B) if the Company does not consummate a business combination by the First Extended Date and the Board elects to extend the period to consummate a business combination from the First Extended Date to the Second Extended Date, for the period from the First Extended Date to the Second Extended Date, the Company shall deposit into the Trust Account the lesser of US$380,000 and US$0.0475 for each public share that is not redeemed as of the First Extended Date, and (C) if the Company does not consummate a business combination by the Second Extended Date and the Board elects to extend the period to consummate a business combination from the Second Extended Date to the Third Extended Date, for the period from the Second Extended Date to the Third Extended Date, the Company shall deposit into the Trust Account the lesser of US$380,000 and US$0.0475 for each public share that is not redeemed as of the Second Extended Date, provided that the sum of Contributions shall not exceed the lesser of (a) US$1,140,000 and (b) US$0.1425 for each public share that is not redeemed in connection with the Extraordinary Meeting.
The First Contribution will be deposited in the Trust Account on February 16, 2023, being seven calendar days from February 9, 2023. The Second Contribution, if applicable, will be deposited into the Trust Account on March 16, 2023, and the Third Contribution, if applicable, will be deposited into the Trust Account on April 16, 2023. Each of the Contributions is conditioned upon the approval of the Extension Proposals and implementation of the Extension. The Contributions will not occur if any of the Extension Proposals is not approved.
The Sponsor and DiaCarta have agreed that, if the Extension Proposals are approved, each will loan the Company 50% of each Contribution in advance of its deposit into the Trust Account. The loans to the Company for the Contributions will not bear interest and will be repayable by the Company to the Sponsor and DiaCarta upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. If the Company terminates an Additional Extension Period at any time up to the applicable Extended Date, the Company will liquidate and dissolve in accordance with the Second MAA, provided that the Company shall have deposited the applicable Contribution for such Additional Extension Period.
Each of the Company and DiaCarta will be responsible for one half of the costs and expenses in connection with the Extension, including the entire cost of soliciting proxies.

The Trust Amendment Proposal is necessary to (i) extend the time period that the Company has to consummate an initial business combination under the Trust Agreement, because as currently drafted the time period for the Company to consummate an initial business combination under the Trust Agreement will not be extended automatically to the applicable Extended Date, if the Board so elects, assuming the Extension Proposals are approved by the Company’s shareholders and (ii) allow the Company to maintain any remaining amount in its Trust Account in an interest bearing demand deposit account at a bank.
The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposals or if we determine that additional time is necessary to effectuate the Extension.
A special resolution under Cayman Islands law, being a resolution passed by a majority of at least two-thirds (2/3) of the votes cast by those holders of the Company’s ordinary shares as, being entitled to do so, voted (in person (including virtually) or by proxy) at the Extraordinary Meeting, and whose vote on the Extension Amendment Proposal will be required to approve the Extension Amendment Proposal.
In connection with the Extension Amendment Proposal, each public shareholder may elect to redeem all or a portion of his or her public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, if any, and up to US$100,000 of interest to pay dissolution expenses),, divided by the number of then issued and outstanding public shares (a “Redemption Election”), regardless of whether such public shareholder votes on the Extension Amendment Proposal or if vote at all. The deadline to make a Redemption Election is 5:00 P.M. Eastern time on                  , the date that is two business days prior to the scheduled vote at the Extraordinary Meeting (the “Redemption Deadline”). The public shareholder may tender his or her shares by either delivering his or her share certificate(s) (if any) and other redemption forms to the transfer agent or by delivering his or her shares and other redemption forms to the transfer agent electronically using the Depository Trust Company (“DTC”)’s DWAC (Deposit/Withdrawal At Custodian) system. If the public shareholder holds public shares in street name, such public shareholder will need to instruct his or her bank, broker or other nominee to withdraw the shares from his or her account in order to exercise his or her redemption rights. A Holder of units must elect to separate his or her units into the underlying public shares and warrants prior to exercising redemption rights with respect to the public shares. If a holder hold his or her units in an account at a brokerage firm or bank, the holder must notify his or her broker or bank that he or she elects to separate the units into the underlying public shares and warrants, or if a holder holds units registered in its own name, the holder must contact Continental Stock Transfer & Trust Company (in its capacity as HH&L’s transfer agent, the “transfer agent”) directly and instruct it to do so.
Prior to the deadline to make a Redemption Election, public shareholders that desire to indicate their intention to make an Election Reversal (as defined below) are requested to indicate such intention in the Reversal Commitment Form accompanying this proxy statement as Annex A (“Reversal Commitment Form”), which should be submitted to the transfer agent prior to the Redemption Deadline. Immediately following the Redemption Deadline and before the Extraordinary Meeting, a public shareholder that makes a Redemption Election may withdraw its Redemption Election with respect to all or a portion of their public shares for which it previously submitted a Redemption Election (an “Election Reversal”), subject to the Board’s determination to permit such withdraw. See “The Extension Proposals — Redemption Withdrawal Procedures.”
The Board may elect to postpone the Extraordinary Meeting in its sole discretion up to and until the time of the Extraordinary Meeting, pursuant to Article 23.9 of the Second MAA.
The Board may determine to postpone the Extraordinary Meeting, if, prior to such Extraordinary Meeting, the Redemption Elections (after taking into account any Election Reversals) by our public shareholders would cause the Company to have less than US$80,000,000 of net tangible assets following such redemptions. The Board expects that such postponement would continue until the earlier of (i) the receipt of sufficient Election Reversals so as to not have less than US$80,000,000 of net tangible assets following such redemption; or (ii) the Board’s determination to proceed with the Extraordinary Meeting. For the duration of such postponement, to the extent a public shareholder has made the Election to redeem his or her public shares and has tendered or delivered such share certificate(s) (if applicable) physically or electronically) (and any other redemption documents) through the DWAC system at DTC, such shareholder will not able to transfer, assign or sell such shares. The Company requests that public shareholders indicate their intention to make an Election Reversal on their Reversal Commitment Form.
The Company requests that public shareholders (i) indicate their intention to make an Election Reversal on their Reversal Commitment Form and (ii) make Election Reversals.
The redemption of public shares pursuant to the Redemption Elections is subject to the Redemption Limitation (as defined in the Second MAA), such that in no event will the Company redeem public shares pursuant to the Redemption Elections (after taking into account any Election Reversals) if such redemption would cause the Company to have less than US$5,000,001 of net tangible assets following such redemptions.
Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding public shares and Founder Shares, voting together as a single class.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s ordinary shares entitled to vote and which are present (in person (including virtually) or by proxy) at the Extraordinary Meeting and which vote on the Adjournment Proposal.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.
The Board has fixed the close of business on                   as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary Meeting and any adjournment thereof (the “Record Date”). Only holders of record of the Company’s ordinary shares on the Record Date are entitled to vote at the Extraordinary Meeting or any adjournment thereof.
In connection with the Extension Amendment Proposal, public shareholders may make the Redemption Election, regardless of whether such public shareholders vote on the Extension Amendment Proposal or vote at all. If the Extension Proposals are approved by the requisite vote of shareholders, public shareholders that do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, subject to the Board’s determination to permit such withdraw, will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our Second MAA, as amended by the Extension Amendment Proposal. In addition, public shareholders that do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, subject to the Board’s determination to permit such withdraw, would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the First Extended Date, i.e. March 9, 2023; the Second Extended Date, i.e. April 9, 2023, if the Company does not consummate a business combination by the First Extended Date, and the Board elects to extend the period of time to consummate a business combination to the Second Extended Date; or the Third Extended Date, i.e. May 9, 2023, if the Company does not consummate a business combination by the Second Extended Date, and the Board elects to extend the period of time to consummate a business combination to the Third Extended Date.
The withdrawal of funds from the Trust Account in connection with the Redemption Election will reduce the amount held in the Trust Account following the Redemption Election, and the amount remaining in the Trust Account after such withdrawal may be only a fraction of the US$                  (including interest) that was in the Trust Account as of the latest practicable date prior to the Record Date. In such event, the Company may still seek to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the Trust Account will be approximately US$                  as of the latest practicable date prior to the Record Date of the Extraordinary Meeting. The closing price of the public shares on the New York Stock Exchange (the “NYSE”) on                  , the latest practicable trading date prior to the Record Date of the Extraordinary Meeting, was US$                 . The Company cannot assure public

shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
The Adjournment Proposal, if required and approved, will allow the Board to adjourn the Extraordinary Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will be presented to our shareholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposals.
If any of the Extension Proposals is not approved and the Company does not consummate an initial business combination before February 9, 2023, as contemplated by our final prospectus relating to our IPO and in accordance with our Second MAA, the Company (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, if any, and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our redeemable warrants (“Warrants”), each whole warrant entitling the holder thereof to acquire one public share at a price of US$11.50 per share, including the Warrants included in the units (as defined below) sold in the IPO (the “public warrants”) and the Private Placement Warrants, which will expire worthless in the event the Company winds up.
The Sponsor has agreed to waive its redemption rights with respect to its Founder Shares and public shares, if any, in connection with a shareholder vote to approve an amendment to the Second MAA.
The Sponsor has agreed that it will be liable to us if and to the extent any claims by (A) a third-party (other than our independent registered public accounting firm) for services rendered or products sold to us, or (B) a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below the lesser of (i) US$10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account if less than US$10.00 per public share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third-party or prospective target business that executed a waiver of any and all rights to seek access to the Trust Account nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. However, we have not asked the Sponsor to reserve for such indemnification obligations, nor have we independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations, and we believe that the Sponsor’s only material assets are securities of the Company. Therefore, we cannot assure that our Sponsor would be able to satisfy those obligations.
If the Extension Proposals are approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed at a per-share price equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, if any, and up to US$100,000 of interest to pay dissolution expenses) as of two business days prior to such approval, divided by the number of then issued and outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the First Extended Date, i.e. March 9, 2023; the Second Extended Date, i.e. April 9, 2023, if the Company does not consummate a business combination by the First Extended Date, and the Board elects to extend the period of time to consummate a business combination to the Second Extended Date; or the Third Extended Date, i.e. May 9, 2023, if the Company does not consummate a business combination by the Second Extended Date, and the Board elects to extend the period of time to consummate a business combination to the Third Extended Date. If the Extension Proposals are approved, public shareholders that do not redeem their public shares now, or that redeem their public shares but withdraw such redemption, subject to the Board’s determination to permit such withdraw, will retain their redemption rights and their ability to vote on a business combination through the applicable Extended Date.
Only record holders of the Company’s ordinary shares at the close of business on the Record Date are entitled to vote or have their votes cast at the Extraordinary Meeting. On the Record Date, there were there were 51,750,000 issued and outstanding ordinary shares of HH&L, including 41,400,000 issued and outstanding public shares and 10,350,000 issued and outstanding Founder Shares. The Company’s Warrants do not have voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal or, if presented, the Adjournment Proposal.
This proxy statement contains important information about the Extraordinary Meeting and the proposals to be voted on at the Extraordinary Meeting. Please read it carefully and vote your shares.

i

FORWARD-LOOKING STATEMENTS
This proxy statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to a business combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Forward-looking statements are based on the opinions, estimates and beliefs of the Company’s management as of the date such statements are made, as well as assumptions made by and information currently available to the Company’s management, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to:
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our ability to obtain approval for the Extension Proposals;

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our ability to complete the initial business combination, including the Business Combination;

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our anticipated benefits of the Business Combination;

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our expectations around the performance of the prospective target;

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our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

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proposed changes in SEC rules related to special purpose acquisition companies;

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the amount of redemptions by our public shareholders;

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our potential ability to obtain additional financing to complete our initial business combination;

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our ability to consummate an initial business combination due to the uncertainty resulting from the COVID-19 pandemic;

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the ability of our officers and directors to generate other potential business combination opportunities if the Business Combination is not completed;

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our public securities’ potential liquidity and trading;

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the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance; or

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the Trust Account not being subject to claims of third parties.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the SEC, including but not limited to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, including those factors described under the “Item 1A. Risk Factors” therein and the Company’s subsequent Quarterly Reports on Form 10-Q, the Business Combination Registration Statement and this proxy statement. Copies of the Company’s filings with the SEC are available publicly on SEC’s website at http://www.sec.gov or may be obtained by contacting the Company.
Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.
All forward-looking statements are made only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward‑looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.
Why am I receiving this proxy statement?
This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Extraordinary Meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary Meeting.
The Company is a blank check company incorporated on September 4, 2020 as a Cayman Islands exempted company incorporated with limited liability for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, which we refer to as “business combination.” We have neither engaged in any operations nor generated any revenue to date. Based on our business activities, we are a “shell company” as defined under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) because we have no operations and nominal assets consisting almost entirely of cash.
On February 9, 2021, HH&L closed its IPO of 41,400,000 units, with each unit consisting of one ordinary share and one-half of one redeemable public warrant, with each whole public warrant exercisable for one ordinary share of HH&L at a price of US$11.50 per share. The units were sold at an offering price of US$10.00 per unit, generating gross proceeds of US$414,000,000. Goldman Sachs (Asia) L.L.C. and Credit Suisse Securities (USA) LLC acted as the representatives of the underwriters for the IPO. The ordinary shares and HH&L public warrants comprising the units commenced separate trading on March 29, 2021.
Prior to the consummation of the IPO, on September 7, 2020, the Sponsor purchased an aggregate of 14,375,000 Founder Shares for US$25,000, or US$0.002 per share. On January 20, 2021, the Sponsor returned 5,750,000 Founder Shares for no consideration, following which, our Sponsor holds 8,625,000 Founder Shares. On February 4, 2021, the Sponsor transferred an aggregate of 66,000 Founder shares to three independent directors. On February 4, 2021, HH&L effected a share dividend of 1,725,000 Founder Shares, resulting in an aggregate of 10,350,000 Founder Shares issued and outstanding. Prior to the initial investment in HH&L of US$25,000 by the Sponsor, HH&L had no assets, tangible or intangible. The number of Founder Shares issued and outstanding was determined based on HH&L’s expectation that the total size of the IPO would be a maximum of 41,400,000 units if the underwriters’ over-allotment option was exercised in full, and therefore that such Founder Shares would represent 20% of the issued and outstanding shares after the IPO.
Simultaneously with the closing of the IPO, HH&L completed the private sale (the “Private Placement”) of an aggregate of 10,280,000 Private Placement Warrants to the Sponsor, generating gross proceeds to HH&L of US$10,280,000. The Private Placement Warrants are identical to the HH&L public warrants, except that the Private Placement Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) are not redeemable by HH&L, (ii) may not (including the Class A Ordinary Shares issuable upon exercise of such Private Placement Warrants), subject to certain limited exceptions, be transferred, assigned or sold by such holders until 30 days after the completion of HH&L’s initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. If the Private Placement Warrants are held by holders other than Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by HH&L and exercisable by the holders on the same basis as the HH&L public warrants. If HH&L does not consummate its initial business combination within 24 months (or, if the Extension is effected, by the applicable Extended Date) from the closing of the IPO, the Private Placement Warrants will expire worthless. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act. Upon the closing of the IPO and the Private Placement, US$414,000,000 was placed in a trust account with Continental acting as trustee (the “Trust Account”).

On September 15, 2022, the Company has borrowed US$500,000 of Working Capital Loan from the Sponsor, which would either be repaid upon consummation of a business combination, without interest, or, at the Sponsor’s discretion, may be converted into Private Placement Warrants at a price of US$1.00 per warrant. As of the date of this proxy statement, US$500,000 of Working Capital Loan remains outstanding.
Like most blank check companies, our Second MAA provides for the return of the IPO proceeds held in the Trust Account to the holders of ordinary shares sold in the IPO if there is no qualifying business combination consummated on or before a certain date. In our case, such date is February 9, 2023 (which is 24 months from the closing of our IPO). The Board has determined that it is in the best interests of the Company to amend the Company’s Second MAA to extend the date to consummate a business combination from February 9, 2023 to the First Extended Date, i.e. March 9, 2023; the Second Extended Date, i.e. April 9, 2023, if the Company does not consummate a business combination by the First Extended Date, and the Board elects to extend the period of time to consummate a business combination to the Second Extended Date; or the Third Extended Date, i.e. May 9, 2023, if the Company does not consummate a business combination by the Second Extended Date, and the Board elects to extend the period of time to consummate a business combination to the Third Extended Date, in order to allow us additional time to complete the proposed transactions contemplated by the Merger Agreement, by and among the Company, the Merger Sub, a Delaware corporation and direct wholly owned subsidiary of HH&L, and DiaCarta, a Cayman Islands exempted company incorporated with limited liability, which will domesticate as a Delaware corporate prior to the Merger.
The Merger Agreement provides for, among other things, following the domestication of HH&L to Delaware as described below, the Merger of Merger Sub with and into DiaCarta, with DiaCarta surviving the Merger as a wholly owned subsidiary of DiaCarta PubCo.
As a condition to the consummation of the Merger, subject to the requisite approval of HH&L’s shareholder, the board of directors of HH&L has unanimously approved a change of HH&L’s jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware. In connection with the consummation of the Business Combination, HH&L will change its name to “DiaCarta, Inc.”.
Therefore, the Board is submitting the Extension Amendment Proposal described in this proxy statement for the shareholders to vote upon.
For more information about the Merger Agreement and the Business Combination, see our Current Report on Form 8-K filed with the SEC on October 14, 2022, and our Business Combination Registration Statement on Form S-4 (including the preliminary proxy statement/prospectus included therein) (File No. 333-268322) filed with the SEC in connection with the Business Combination on November 10, 2022.
What is being voted on?
You are being asked to vote on each of the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal. The proposals are listed below:
1.
Extension Amendment Proposal:   To amend by special resolution our Second MAA, in accordance with the form set forth in Annex B attached hereto, to extend the date by which the Company must consummate (i) consummate a business combination, or (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination and redeem or repurchase 100% of the Company’s public shares included as part of the units sold in the Company’s IPO, from February 9, 2023 to                  , 2023.

2.
Trust Amendment Proposal:   A proposal to approve by the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding public shares and Founder Shares, voting together as a single class, the amendment of the Trust Agreement, in the form set forth in Annex C attached hereto, to (i) reflect the Extension and (ii) allow the Company to maintain any remaining amount in its Trust Account in an interest bearing demand deposit account at a bank.

3.
Adjournment Proposal:   A proposal to approve by ordinary resolution the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposals or if we determine that additional time is necessary to effectuate the Extension. The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Proposals.
What are the purposes of the proposals?
The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal is to provide the Company with sufficient time to complete the Business Combination. Our Second MAA currently provides that the Company must redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, if any, and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, if it has not consummated its initial business combination within 24 months from the consummation of the IPO (i.e., February 9, 2023). There is no assurance that the Company will be able to consummate the Business Combination, given the actions that must occur prior to the Closing.
The Company believes that given its expenditure of time, effort and money on finding a potential business combination, our entry into the Merger Agreement with respect to the Business Combination and our filing of the Business Combination Registration Statement, circumstances warrant providing public shareholders an opportunity to consider the Business Combination through the First Extended Date, i.e. March 9, 2023; the Second Extended Date, i.e. April 9, 2023, if the Company does not consummate a business combination by the First Extended Date, and the Board elects to extend the period of time to consummate a business combination to the Second Extended Date; or the Third Extended Date, i.e. May 9, 2023, if the Company does not consummate a business combination by the Second Extended Date, and the Board elects to extend the period of time to consummate a business combination to the Third Extended Date. Accordingly, we are asking for the Extension to allow us additional time to complete the Business Combination. Even if the Extension is approved, however, the Company can provide no assurances that the Business Combination will be consummated prior to the applicable Extended Date.
Approval of each of the Extension Proposals is a condition to the implementation of the Extension. The Board may elect to postpone the Extraordinary Meeting in its sole discretion up to and until the time of the Extraordinary Meeting, pursuant to Article 23.9 of the Second MAA.
The Trust Amendment Proposal is necessary to (i) extend the time period that the Company has to consummate an initial business combination under the Trust Agreement, because as currently drafted the time period for the Company to consummate an initial business combination under the Trust Agreement will not be extended automatically to the applicable Extended Date, assuming that the Extension Proposals are approved by the Company’s shareholders and (ii) allow the Company to maintain any remaining amount in its Trust Account in an interest bearing demand deposit account at a bank.
The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposals or if we determine that additional time is necessary to effectuate the Extension. The Adjournment Proposal will be presented at the Extraordinary Meeting only if there are not sufficient votes to approve the Extension Proposals or if we determine that additional time is necessary to effectuate the Extension.
You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension Amendment Proposal, or you elect to redeem your public shares but withdraw such Redemption Election, subject to the Board’s determination to permit such withdraw, you will retain the right to vote on the Business Combination when it is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider a business combination) and the right to redeem the public shares then held by you for a pro rata portion of the Trust Account in the event the Business Combination is approved and completed or the Company has not consummated a business combination by the applicable Extended Date.

Why should I vote for the Extension Amendment Proposal?
The Board believes the Company’s shareholders will benefit from the Company consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which the Company must complete the Business Combination until the First Extended Date, i.e. March 9, 2023; the Second Extended Date, i.e. April 9, 2023, if the Company does not consummate a business combination by the First Extended Date, and the Board elects to extend the period of time to consummate a business combination to the Second Extended Date; or the Third Extended Date, i.e. May 9, 2023, if the Company does not consummate a business combination by the Second Extended Date, and the Board elects to extend the period of time to consummate a business combination to the Third Extended Date. The Extension would give the shareholders the time to evaluate the Business Combination and the Company the opportunity to complete the Business Combination, which the Board believes is in the best interests of the Company and the shareholders.
Our Second MAA provides that if our shareholders approve an amendment to our Second MAA that would modify the substance or timing of the Company’s obligation to redeem the Company’s public shares if the Company does not complete a business combination before February 9, 2023, the Company will provide our public shareholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, if any, and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares. This Second MAA provision was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the time frame contemplated by the Second MAA. The Company believes that given its expenditure of time, effort and money on finding a potential business combination, our entry into the Merger Agreement with respect to the Business Combination and our filing of the Business Combination Registration Statement, circumstances warrant providing public shareholders an opportunity to consider the Business Combination through the First Extended Date, i.e. March 9, 2023; the Second Extended Date, i.e. April 9, 2023, if the Company does not consummate a business combination by the First Extended Date, and the Board elects to extend the period of time to consummate a business combination to the Second Extended Date; or the Third Extended Date, i.e. May 9, 2023, if the Company does not consummate a business combination by the Second Extended Date, and the Board elects to extend the period of time to consummate a business combination to the Third Extended Date.
Our Second MAA provides that if our shareholders approve an amendment to our Second MAA with respect to any material provisions of the Second MAA related to shareholders’ rights or pre-initial business combination activity, the Company will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval or effectiveness of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, if any, and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares.
The Board recommends that you vote in favor of the Extension Amendment Proposal but expresses no opinion as to whether you should redeem your public shares.
What amount will public shareholders receive upon consummation of a subsequent business combination or liquidation if the Extension Proposals are approved?
If the Extension Proposals are approved, (A) for the period from February 9, 2023 until the First Extended Date, the Company shall deposit into the Trust Account the lesser of US$380,000 and US$0.0475 for each public share that is not redeemed as of February 9, 2023, (B) if the Company does not consummate a business combination by the First Extended Date and the Board elects to extend the period to consummate a business combination from the First Extended Date to the Second Extended Date, for the period from the First Extended Date to the Second Extended Date, the Company shall deposit into the Trust Account the lesser of US$380,000 and US$0.0475 for each public share that is not redeemed as of the First Extended Date, and (C) if the Company does not consummate a business combination by the Second Extended Date and the Board elects to extend the period to consummate a business combination from the Second Extended Date to the Third Extended Date, for the period from the Second Extended Date to the Third Extended Date, the Company shall deposit into the Trust Account the lesser of US$380,000 and US$0.0475 for each public share that is not redeemed as of the Second Extended Date, provided that the sum of Contributions shall not exceed the lesser of (a) US$1,140,000 and (b) US$0.1425 for each public share that is not redeemed in connection with the Extraordinary Meeting.
The First Contribution will be deposited in the Trust Account on February 16, 2023, being seven calendar days from February 9, 2023. The Second Contribution, if applicable, will be deposited into the Trust Account on March 16, 2023, and the Third Contribution, if applicable, will be deposited into the Trust Account on April 16, 2023. Each of the Contributions is conditioned upon the approval of the Extension Proposals and implementation of the Extension. The Contributions will not occur if any of the Extension Proposals is not approved.
The Sponsor and DiaCarta have agreed that, if the Extension Proposals are approved, each will loan the Company 50% of each Contribution in advance of its deposit into the Trust Account. The loans to the Company for the Contributions will not bear interest and will be repayable by the Company to the Sponsor and DiaCarta upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. If the Company terminates an Additional Extension Period at any time up to the applicable Extended Date, the Company will liquidate and dissolve in accordance with the Second MAA, provided that the Company shall have deposited the applicable Contribution for such Additional Extension Period.
Why should I vote for the Trust Amendment Proposal?
As discussed above under “Why should I vote for the Extension Amendment Proposal,” the Board believes that our shareholders should have an opportunity to evaluate and the Company should have an opportunity to consummate the Business Combination. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.
Whether a public shareholder votes in favour of or against the Extension Proposals or does not vote at all, if the Extension Proposals are approved, the public shareholder may redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, if any, and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares.
In addition, the Company plans to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank. Interest on such deposit account is currently 3% per annum, but such deposit account carries a variable rate and the Company cannot assure you that such rate will not decrease or increase significantly.
If the Extension Amendment Proposal is not approved, the Trust Amendment Proposal will not be considered at the Extraordinary Meeting.
If a public shareholder does not elect to redeem its public shares or if it elects to redeem but withdraw its Redemption Election, subject to the Board’s determination to permit such withdraw, such public shareholder will retain redemption rights in connection with future initial business combination the Company may propose, including the Business Combination.
The Board recommends that you vote in favour of the Trust Amendment Proposal.
Why should I vote for the Adjournment Proposal?
If the Adjournment Proposal is presented and not approved by our shareholders, the Board may not be able to adjourn the Extraordinary Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposals.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.
When would the Board postpone the Extraordinary Meeting?
The Board may elect to postpone the Extraordinary Meeting in its sole discretion up to and until the time of the Extraordinary Meeting, pursuant to Article 23.9 of the Second MAA. The Board may determine to postpone the Extraordinary Meeting, if, prior to such Extraordinary Meeting, the Redemption Elections (after taking into account any Election Reversals) by our public shareholders would cause the Company to have less than US$80,000,000 of net tangible assets following such redemptions. The Board expects that such postponement would continue until the earlier of (i) the receipt of sufficient Election Reversals so as to not have less than US$80,000,000 of net tangible assets following such redemption; or (ii) the Board’s determination to proceed with the Extraordinary Meeting. For the duration of such postponement, to the extent a public shareholder has made the Election to redeem his or her public shares and has tendered or delivered such share certificate(s) (if applicable) physically or electronically) (and any other redemption documents) through the Deposit Withdrawal at Custodian (“DWAC”) system at DTC, such shareholder will not able to transfer, assign or sell such shares.
The redemption of public shares pursuant to the Redemption Elections is subject to the Redemption Limitation (as defined in the Second MAA), such that in no event will the Company redeem public shares pursuant to the Redemption Elections (after taking into account any Election Reversals) if such redemption would cause the Company to have less than US$5,000,001 of net tangible assets following such redemptions.
The Company requests that public shareholders (i) indicate their intention to make an Election Reversal on their Reversal Commitment Form and (ii) make Election Reversals.
We intend to issue a press release shortly after the deadline to make a Redemption Election disclosing the Redemption Elections, the number of public shares for which commitments have made on the Reversal Commitment Forms. Notwithstanding shareholder approval of the Extension Proposals or the number of Redemption Elections (taking into account any Election Reversals) by our public shareholders, the Board will retain the right to postpone the Extraordinary Meeting at any time and for any reason without any further action by our shareholders, pursuant to Article 23.9 of the Second MAA.
How do the Company insiders intend to vote their shares?
Holders of the Founder Shares are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of all proposals.
Holders of the Founder Shares are not entitled to redeem the Founder Shares or any public shares held by them. As of the Record Date, holders of the Founder Shares in the aggregate are entitled to vote 10,350,000 Founder Shares, which represents 20% of the Company’s issued and outstanding ordinary shares. Holders of the Founder Shares include our Sponsor, which owns 10,262,000 Founder Shares and our directors and officers have a direct or indirect economic interest in an aggregate of 88,000 Founder Shares. In addition, as of the date of this proxy statement, the Company has borrowed US$500,000 of Working Capital Loan from the Sponsor, which would either be repaid upon consummation of a business combination, without interest, or, at the Sponsor’s discretion, may be converted into Private Placement Warrants at a price of US$1.00 per warrant.
In addition, the Sponsor, the Company’s directors, executive officers, advisors or their affiliates (the “insiders”) may purchase shares in privately negotiated transactions or in the open market prior to the Extraordinary Meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date for the Extraordinary Meeting may include a contractual acknowledgment with a selling shareholder that such shareholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Extraordinary Meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders that would otherwise have voted against the Extension Proposals and elected to redeem their shares for a portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Proposals. None of the insiders may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.
Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal?
Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board unanimously recommends that shareholders vote “FOR” each of the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.
What vote is required to adopt the Extension Proposals?
A special resolution under Cayman Islands law, being a resolution passed by a majority of at least two-thirds (2/3) of the votes cast by those holders of the Company’s ordinary shares as, being entitled to do so, voted (in person (including virtually) or by proxy) at the Extraordinary Meeting, and whose vote on the Extension Amendment Proposal will be required to approve the Extension Amendment Proposal.
Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the Company’s issued and outstanding ordinary shares, voting together as a single class.
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, any public shareholder may redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, if any, and up to US$100,000 of interest to pay dissolution expenses), as of two business days prior to such approval, divided by the number of then issued and outstanding public shares. The Board may elect to postpone the Extraordinary Meeting in its sole discretion up to and until the time of the Extraordinary Meeting, pursuant to Article 23.9 of the Second MAA.
In no event will the Company proceed with the Extension if the Redemption Elections (after taking into account any Election Reversals) of our public shares would cause the Company to have less than US$5,000,001 of net tangible assets following approval of the Extension Proposals.
What vote is required to adopt the Adjournment Proposal?
If presented, approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s ordinary shares entitled to vote and which are present (in person (including virtually) or by proxy) at the Extraordinary Meeting and vote on the Adjournment Proposal.
What happens if I sell my public shares or units before the Extraordinary Meeting?
The Record Date is earlier than the date of the Extraordinary Meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the Record Date, but before the Extraordinary Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Extraordinary Meeting. If you transfer your public shares prior to the Record Date, you will have no right to vote those shares at the Extraordinary Meeting. If you acquire your public shares after the Record Date, you will still have an opportunity to redeem them if you so decide.
What if I don’t want a proposal to be approved?
If you do not want a proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established for the Extraordinary Meeting but will have no effect on the outcome of the proposals. If the Extension Proposals are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming public shareholders.
Will you seek any further extensions to liquidate the Trust Account?
Other than the Extension as described in this proxy statement, the Company has not determined whether it may seek any further extension to consummate the Business Combination, although it may determine to do so in the future. In the event that the Company determines to seek a further extension, the Company would be required to obtain the votes of two-thirds (2/3) of the Company’s public shares and Founder Shares, voting together as a single class, issued and outstanding as of the applicable record date, and if such extension request is approved, holders of public shares as of the applicable record date may elect to redeem all of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, if any, and up to US$100,000 of interest to pay dissolution expenses), as of two business days prior to such approval, divided by the number of then issued and outstanding public shares.
What happens if one of the Extension Proposals is not approved?
If any of the Extension Proposals is not approved and the Company has not consummated an initial business combination before February 9, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, if any, and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our Warrants, which will expire worthless if we fail to complete an initial business combination before February 9, 2023.
Holders of the Founder Shares have agreed to waive their redemption rights with respect to their Founder Shares and public shares, if any, in connection with a shareholder vote to approve an amendment to the Second MAA. There will be no distribution from the Trust Account with respect to our Warrants, which will expire worthless in the event we wind up.
If the Extension Proposals are approved, what happens next?
On October 14, 2022, we entered into the Merger Agreement with respect to the Business Combination. We are seeking the Extension to provide time and opportunity for our shareholders to evaluate and for us to complete the Business Combination. Our efforts to complete the Business Combination will involve, among other things:
•
preparing and filing amendments to the Business Combination Registration Statement;

•
establishing a meeting date and record date for an extraordinary general meeting for considering the Business Combination, and distributing proxy materials to shareholders;

•
attempting to ensure that the conditions to the Closing are satisfied; and

•
holding an extraordinary meeting to consider the Business Combination.

We are seeking approval of the Extension Proposals because we may not be able to complete all the tasks prior to February 9, 2023. If the Extension Proposals are approved, we expect to seek shareholder approval of the Business Combination. If shareholders approve the Business Combination, we expect to consummate the Business Combination as soon as practicable following such shareholder approval. The Company can provide no assurances, however, that the Business Combination will be consummated prior to the First Extended Date, i.e. March 9, 2023; the Second Extended Date, i.e. April 9, 2023, if the Company does not consummate a business combination by the First Extended Date, and the Board elects to extend the period of time to consummate a business combination to the Second Extended Date; or the Third Extended Date, i.e. May 9, 2023, if the Company does not consummate a business combination by the Second Extended Date, and the Board elects to extend the period of time to consummate a business combination to the Third Extended Date.
If the Extension Proposals are approved, the Company will file the amendment to the Second MAA with the Registrar of Companies in the Cayman Islands in accordance with Cayman Islands law, such amendment being in the form set forth in Annex B hereto and execute an amended and restated Trust Agreement in the form of Annex C hereto. The Company will remain a reporting company under the Exchange Act, and its units, public shares, and public warrants will remain publicly traded.
If the Extension Proposals are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company’s ordinary shares held by the holders of Founder Shares through the Founder Shares.
If I do not redeem my shares now, would I still be able to vote on the Business Combination and exercise my redemption rights with respect to the Business Combination?
Yes. If you do not redeem your shares in connection with the Extension Amendment Proposal, or if you elect to redeem your shares but withdraw such Redemption Election, subject to the Board’s determination to permit such withdraw, then, assuming you are a shareholder as of the record date for voting on the Business Combination, you will be able to vote on the Business Combination when it is submitted to shareholders. You will also retain your right to redeem the public shares then held by you upon consummation of the Business Combination, subject to any limitations set forth in the Second MAA, as amended.
When and where is the Extraordinary Meeting?
For the purposes of Cayman Islands law and the Second MAA, the physical location of the Extraordinary Meeting shall be at the offices of White & Case LLP at 1221 Avenue of the Americas, New York, New York 10020, or you or your proxyholder will be able to attend and vote at the Extraordinary Meeting online by visiting https://                  and using a control number assigned by Continental. To register and receive access to the Extraordinary Meeting, registered shareholders and beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them.
How do I attend the virtual Extraordinary Meeting, and will I be able to ask questions?
If you are a registered shareholder, you received a proxy card from the Company’s transfer agent. The form contains instructions on how to attend the virtual Extraordinary Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the transfer agent at the phone number or email address below. The transfer agent support contact information is as follows: (917) 262-2373, and email proxy@continentalstock.com.
Beneficial holders that own their investments through a bank or broker will need to contact the transfer agent to receive a control number. If you plan to vote at the Extraordinary Meeting, you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the transfer agent will issue you a guest control number with proof of ownership. Either way you must contact the transfer agent at the number or email address above for specific instructions on how to receive the control number. Please allow up to 72 hours prior to the Extraordinary Meeting for processing your control number.
If you do not have internet capabilities, you can listen only to the Extraordinary Meeting by dialling                   (toll-free within the United States and Canada), or                   (standard rates apply outside the United States and Canada); when prompted enter the pin number                  . This is listen-only; you will not be able to vote or enter questions during the Extraordinary Meeting.

How do I vote?
If you are a holder of record of Company’s ordinary shares, including those shares held as a constituent part of our units, you may vote either in person (including virtually) at the Extraordinary Meeting or by submitting a proxy for the Extraordinary Meeting. Whether or not you plan to attend the Extraordinary Meeting, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary Meeting and vote in person (including virtually) if you have already voted by proxy.
If your shares, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary Meeting. However, since you are not the shareholder of record, you may not vote your shares in person (including virtually) at the Extraordinary Meeting unless you request and obtain a valid proxy from your broker or other agent.
How do I change my vote?
If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Extraordinary Meeting or by voting in person (including virtually) at the Extraordinary Meeting. Attendance at the Extraordinary Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company, at Suite 2001-2002, 20/F, York House, The Landmark, 15 Queen’s Road Central, Central Hong Kong.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Extraordinary Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.
The approval of Extension Amendment Proposal requires a special resolution under Cayman Islands law, being a resolution passed by a majority of at least two-thirds (2/3) of the votes cast by those holders of the Company’s ordinary shares as, being entitled to do so, voted (in person (including virtually) or by proxy) at the Extraordinary Meeting, and whose vote on the Extension Amendment Proposal will be required to approve the Extension Amendment Proposal. The approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the Company’s issued and outstanding public shares and Founder Shares outstanding on the Record Date, voting together as a single class. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Extension Proposals.
Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by shareholders represented in person (including virtually) or by proxy. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
If my shares are held in “street name,” will my broker automatically vote them for me?
No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. It is expected that all proposals to be voted on at the Extraordinary Meeting will be treated as “non-routine” matters and therefore, we do not expect there to be any broker non-votes at the Extraordinary Meeting.
Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your bank, broker or other nominee to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?
A quorum of shareholders is necessary to hold a valid extraordinary general meeting of the Company. A quorum will be present if the holders of at least a majority of the issued and outstanding shares of the Company on the Record Date, including those shares held as a constituent part of our units, are represented in person (including virtually) or by proxy at the Extraordinary Meeting.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person (including virtually) at the Extraordinary Meeting. Because all of the proposals to be voted on at the Extraordinary Meeting are expected to be treated as “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the Extraordinary Meeting. If there is no quorum, the presiding officer of the Extraordinary Meeting may adjourn the Extraordinary Meeting to another date.
Who can vote at the Extraordinary Meeting?
Only holders of record of the Company’s ordinary shares, including those shares held as a constituent part of our units, at the close of business on                  , are entitled to have their vote counted at the Extraordinary Meeting and any adjournments or postponements thereof. As of the Record Date, 41,400,000 public shares and 10,350,000 Founder Shares were issued and outstanding and entitled to vote. As of the Record Date for the Extraordinary Meeting, 15,525,001 public shares would be required to achieve a quorum.
Shareholder of Record: Shares Registered in Your Name.   If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, then you are a shareholder of record. As a shareholder of record, you may vote in person (including virtually) at the Extraordinary Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary Meeting in person (including virtually), the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank.   If on the Record Date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary Meeting in person (including virtually). However, since you are not the shareholder of record, you may not vote your shares in person (including virtually) at the Extraordinary Meeting unless you request and obtain a valid proxy from your broker or other agent.
What interests do the Company’s Sponsor, directors and executive officers have in the approval of the Extension Amendment Proposal?
The Company’s Sponsor, directors and executive officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include ownership by them or their affiliates of Founder Shares, Private Placement Warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. For detailed discussions, see “ The Extension Proposals — Interests of the Company’s Sponsor, Directors and Executive Officers.”
What if I object to the Extension Amendment Proposal, the Trust Amendment Proposal and/or the Adjournment Proposal? Do I have appraisal rights?
Shareholders do not have appraisal rights in connection with either the Extension Amendment Proposal, the Trust Amendment Proposal or, if presented, the Adjournment Proposal under Cayman Islands.
What happens to the Company’s Warrants if one of the Extension Proposals is not approved?
If any of the Extension Proposals is not approved and the Company has not consummated an initial business combination before February 9, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, if any, and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our Warrants, which will expire worthless in the event the Company winds up.
What happens to the Company Warrants if the Extension Proposals are approved?
If the Extension Proposals are approved, the Company will continue its efforts to consummate a business combination until the First Extended Date, i.e. March 9, 2023; the Second Extended Date, i.e. April 9, 2023, if the Company does not consummate a business combination by the First Extended Date, and the Board elects to extend the period of time to consummate a business combination to the Second Extended Date; or the Third Extended Date, i.e. May 9, 2023, if the Company does not consummate a business combination by the Second Extended Date, and the Board elects to extend the period of time to consummate a business combination to the Third Extended Date and will retain the blank check company restrictions previously applicable to it. The Warrants will remain outstanding in accordance with their terms.
How are the funds in the Trust Account currently being held?
The funds in the Trust Account are invested only in U.S. government treasury obligations with a maturity of 185 days or less or in certain money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”) which invest only in direct U.S. government treasury obligations.
On March 30, 2022, the SEC issued proposed rules relating to, among other matters, the extent to which special purpose acquisition companies like us could become subject to regulation under the Investment Company Act. The SEC’s proposed rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a company’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require the company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than eighteen (18) months after the effective date of the company’s registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than twenty-four (24) months after the effective date of its registration statement for its initial public offering. The SEC has indicated that it believes that there are serious questions concerning the applicability of the Investment Company Act to special purpose acquisition companies, including a company like us, that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. It is also possible that the investment of funds from the initial public offering during our life as a blank check company, and the earning and use of interest from such investment, both of which will likely continue until we consummate an initial business combination, could increase the likelihood of us being found to have been operating as an unregistered investment company more than if we sought to potentially mitigate this risk by holding such funds as cash.
We do not believe that our anticipated principal activities will subject us to the Investment Company Act. The proceeds held in the Trust Account may be invested by the trustee in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. Because the investment of the proceeds will be restricted to these instruments, or in an interest bearing demand deposit account at a bank, if the Trust Amendment Proposal is approved by the Company’s shareholders. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete a business combination. If we are unable to complete our initial business combination, our public shareholders may receive only approximately US$10.00 per share on the liquidation of our Trust Account and our Warrants will expire worthless.
How do I redeem my public shares?
If the Extension Amendment Proposal is approved or the Extension is implemented, each public shareholder may seek to redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, if any, and up to US$100,000 of interest to pay dissolution expenses), as of two business days prior to the approval of the Extension, divided by the number of then issued and outstanding public shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve a business combination, or if the Company has not consummated a business combination by the First Extended Date, i.e. March 9, 2023; the Second Extended Date, i.e. April 9, 2023, if the Company does not consummate a business combination by the First Extended Date, and the Board elects to extend the period of time to consummate a business combination to the Second Extended Date; or the Third Extended Date, i.e. May 9, 2023, if the Company does not consummate a business combination by the Second Extended Date, and the Board elects to extend the period of time to consummate a business combination to the Third Extended Date.
Pursuant to our Second MAA, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:
(1)
(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(2)
prior to 5:00 p.m. Eastern time, on                   (two business days prior to the scheduled vote at the Extraordinary Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (email: mzimkind@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the Record Date.
If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern time, on                   (two business days before the scheduled vote at the Extraordinary Meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the date of implementation of the Extension.
Through DTC’s DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Tendering or delivering share certificates physically (if any) may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced redemption process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker US$100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders that request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Share certificates that have not been tendered or delivered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender immediately following the deadline to make a Redemption Election. If you delivered your share certificate(s) (if applicable) for redemption to our transfer agent and decide prior to the vote at the Extraordinary Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. For additional information, see “How do I make an Election Reversal with respect to my public shares?” In the event that a public shareholder tenders shares and any of the Extension Proposals is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that any of the Extension Proposals will not be approved. The Company anticipates that a public shareholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public shareholders that make the Redemption Election until such shares are redeemed for cash or returned to such shareholders.
If I am a unit holder, can I exercise redemption rights with respect to my units?
No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.
If you hold units registered in your own name, you must deliver the certificate for such units to our transfer agent with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you (if applicable) so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.
How do I make an Election Reversal with respect to my public shares?
The Board may elect to postpone the Extraordinary Meeting in its sole discretion up to and until the time of the Extraordinary Meeting, pursuant to Article 23.9 of the Second MAA. The redemption of public shares pursuant to the Redemption Elections is subject to the Redemption Limitation (as defined in the Second MAA), such that in no event will the Company redeem public shares pursuant to the Redemption Elections (after taking into account any Election Reversals) if such redemption would cause the Company to have less than US$5,000,001 of net tangible assets following such redemptions. Prior to the deadline to make a Redemption Election (which is 5:00 P.M. Eastern time on                  , the date that is two business days prior to the scheduled vote at the Extraordinary Meeting), public shareholders that desire to indicate their intention to make an Election Reversal should indicate such intention in the Reversal Commitment Form accompanying this proxy statement as Annex A, which should be submitted to the transfer agent. Such Reversal Commitment Form should contain the public shareholder’s legal name, phone number and address of the beneficial owner of the shares for which the Election Reversal is committed.
Immediately following the deadline to make a Redemption Election (which is 5:00 P.M. Eastern time on                  , the date that is two business days prior to the scheduled vote at the Extraordinary Meeting) and before the Extraordinary Meeting, a public shareholder that desires to withdraw its Redemption

Election may effectuate an Election Reversal. In order to effectuate an Election Reversal, you must request that our transfer agent return the shares (physically or electronically) as soon as possible after the deadline to make a Redemption Election. Such written request shall include your legal name, phone number and address of the beneficial owner of the shares for which reversal is requested. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to request reversal of the tender from the transfer agent.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your ordinary shares.
Who is paying for this proxy solicitation?
Each of the Company and DiaCarta will be responsible for one half of the costs and expenses in connection with the Extension, including the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Extraordinary Meeting. The Company has agreed to pay Morrow Sodali a fee of US$37,500. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
Where do I find the voting results of the Extraordinary Meeting?
We will announce preliminary voting results at the Extraordinary Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Extraordinary Meeting.
Who can help answer my questions?
If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact the Company’s proxy solicitor at:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: HHLA.info@investor.morrowsodali.com
If you have questions regarding the certification of your position or delivery of your ordinary shares, please contact the Company’s transfer agent at:
Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com

You may also contact the Company at:
HH&L Acquisition Co.
Suite 2001-2002, 20/F, York House
The Landmark, 15 Queen’s Road Central
Central, Hong Kong
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS
You should consider carefully all of the risks described in (i) Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on March 30, 2022, (ii) Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022 filed with the SEC on May 13, 2022, (iii) Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022 filed with the SEC on August 11, 2022, (iv) Form 10-Q for the quarter ended September 30, 2022 filed with the SEC on November 14, 2022, and (v) risks regarding the Business Combination discussed in HH&L’s Business Combination Registration Statement, and in other reports we file with the SEC before making a decision with respect to our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Extension will enable us to complete an initial business combination.
Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the First Extended Date, i.e. March 9, 2023; the Second Extended Date, i.e. April 9, 2023, if the Company does not consummate a business combination by the First Extended Date, and the Board elects to extend the period of time to consummate a business combination to the Second Extended Date; or the Third Extended Date, i.e. May 9, 2023, if the Company does not consummate a business combination by the Second Extended Date, and the Board elects to extend the period of time to consummate a business combination to the Third Extended Date. Our ability to consummate any initial business combination, including the Business Combination, is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek shareholder approval of the Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete a business combination and may make it more difficult to complete a business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.
On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) that would, among other items, impose additional disclosure requirements in business combination transactions involving SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings, as well as when projections are disclosed in connection with proposed business combination transactions; increase the potential liability of certain participants in proposed business combination transactions; and impact the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs.
Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing a business combination, and may make it more difficult to complete a business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.
If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate a business combination, including the Business Combination, and liquidate the Company.
As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a business combination. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a Current Report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete a business combination no later than 24 months after the effective date of the IPO Registration Statement.
Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like us, that did not enter into a definitive agreement within 18 months after the effective date of its IPO Registration Statement or that does not complete its initial business combination within 24 months. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, if we are deemed an investment company under the Investment Company Act, we may abandon our efforts to consummate a business combination and instead liquidate the Company.
If we instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of an initial business combination or our liquidation, we may be able to mitigate the risk that we could be deemed to be an investment company for purposes of the Investment Company Act. Following the liquidation of securities in the trust account, we would likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of the Company.
The funds in the Trust Account have, since the IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, the Company may, at any time, on or prior to the Extended Date, instruct the trustee with respect to the Trust Account to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash or and in an interest bearing demand deposit account at a bank until the earlier of consummation of an initial business combination or liquidation of the Company, if the Trust Amendment Proposal is approved by the Company’s shareholders.

Following such liquidation of the securities held in the trust account, the Company would likely receive minimal interest, if the Company elects to hold the proceeds in cash, on the funds held in the trust account. Interest on an interest bearing deposit account is currently 3% per annum, but such deposit account carries a variable rate and the Company cannot assure you that such rate will not decrease or increase significantly. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of the Company.
A new 1% U.S. federal excise tax could be imposed on us in connection with certain future redemptions by us of our shares.
On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. corporations and certain U.S. subsidiaries of publicly traded foreign corporations. The excise tax will apply to repurchases occurring after December 31, 2022. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. The U.S. Department of Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the excise tax; however, no guidance has been issued to date. Absent the issuance of applicable guidance to the contrary, with respect to redemptions that occur in connection with the Business Combination, because the Company will be a Delaware corporation after the HH&L Domestication and its securities are expected to trade on NYSE at the time shareholders exercise their redemption rights with respect to the public shares in connection with the Business Combination, it is possible that the Company may be subject to the excise tax with respect to redemptions that are treated as repurchases for this purpose if the redemption in connection with the Business Combination occurs on a date after December 31, 2022. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year, thereby reducing the amount of excise tax imposed with respect to repurchases of stock by a repurchasing corporation. Absent the issuance of applicable guidance to the contrary, the Company currently expects that this reduction would be available with respect to redemptions of the shares of DiaCarta PubCo common stock (following the HH&L Domestication in connection with the Business Combination) by the Company and the issuance of DiaCarta PubCo common stock by the Company to shareholders of DiaCarta PubCo in connection with the Business Combination.
With respect to redemptions that occur in connection with the Extension or redemptions that occur under the circumstance where the Business Combination does not occur, because such redemptions would occur when we are not a U.S. corporation, and, in the case of redemptions that occur in connection with the Extension, if such redemptions occur before December 31, 2022, such redemptions generally would not cause us to be subject to the excise tax.

THE EXTRAORDINARY MEETING
Date, Time, Place and Purpose of the Extraordinary Meeting
The Extraordinary Meeting will be held at                   Eastern time, on                  . For the purposes of Cayman Islands law and the Second MAA, the physical location of the Extraordinary Meeting shall be at the offices of White & Case LLP at 1221 Avenue of the Americas, New York, New York 10020, or you or your proxyholder will be able to attend and vote at the Extraordinary Meeting online by visiting https://www.cstproxy.com/hhlacquisition/2022 and using a control number assigned by Continental. To register and receive access to the Extraordinary Meeting, registered shareholders and beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the accompanying proxy statement. At the Extraordinary Meeting, the shareholders will consider and vote upon the following proposals.
1.
Extension Amendment Proposal:   To amend Articles 51.7 and 51.8 of the Second MAA, in the form set forth in Annex B attached hereto, to extend the date by which the Company must (i) consummate a business combination, or (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination and redeem or repurchase 100% of the Company’s public shares included as part of the units sold in the IPO, from February 9, 2023 to the First Extended Date, and if the Company does not consummate a business combination by the First Extended Date, the period of time to consummate a business combination may be extended, without the approval of the Company’s shareholders, by resolutions of the Board of the Company at least three days prior to First Extended Date, and to the Second Extended Date; and may be further extended, by resolutions of the Board passed at least three days prior to the Second Extended Date, to the Third Extended Date, for two additional one-month periods, for an aggregate of two months.

2.
Trust Amendment Proposal:   A proposal to approve by the affirmative vote of at least sixty-five  percent (65%) of the issued and outstanding public shares and Founder Shares, voting together as a single class, the amendment of the Trust Agreement, in the form set forth in Annex C attached hereto, to (i) reflect the Extension and (ii) allow the Company to maintain any remaining amount in its Trust Account in an interest bearing demand deposit account at a bank.

3.
Adjournment Proposal:   A proposal to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposals or if we determine that additional time is necessary to effectuate the Extension. The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Proposals.

Voting Power; Record Date
You will be entitled to vote or direct votes to be cast at the Extraordinary Meeting if you owned our ordinary shares, including as a constituent part of a unit, at the close of business on                  , the Record Date for the Extraordinary Meeting. You will have one vote per share for each ordinary share you owned at that time. Our Warrants do not carry voting rights.
At the close of business on the Record Date, there were 41,400,000 public shares and 10,350,000 Founder Shares issued and outstanding, each of which entitles its holder to cast one vote per share. The Warrants do not carry voting rights.
Votes Required
A special resolution under Cayman Islands law, being a resolution passed by a majority of at least two-thirds (2/3) of the votes cast by those holders of the Company’s ordinary shares as, being entitled to do so, voted (in person (including virtually) or by proxy) at the Extraordinary Meeting, and whose vote on the Extension Amendment Proposal will be required to approve the Extension Amendment Proposal.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding public shares and Founder Shares, voting together as a single class.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s ordinary shares entitled to vote and which are present (in person (including virtually) or by proxy) at the Extraordinary Meeting and vote on the Adjournment Proposal.
Abstentions will be counted in connection with the determination of whether a valid quorum is established for the Extraordinary Meeting but will have no effect on the outcome of the Extension Proposals.
If you do not want any of the Extension Amendment Proposal and the Trust Amendment Proposal to be approved, you must vote against the Extension Proposals. The Company anticipates that a public shareholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.
If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
Voting
You can vote your shares at the Extraordinary Meeting in person, by proxy, or virtually.
You can vote by proxy by having one or more individuals who will be at the Extraordinary Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the Extraordinary Meeting is called voting “by proxy.”
If you wish to vote by proxy, you must (a) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (b) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.
If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Richard Qi Li to act as your proxy at the Extraordinary Meeting. Your proxy will then vote your shares at the Extraordinary Meeting in accordance with the instructions you have given in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the Extraordinary Meeting.
Alternatively, you can vote your shares in person by attending the Extraordinary Meeting (including virtually).
A special note for those who plan to attend the Extraordinary Meeting and vote (including virtually): If your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the Extraordinary Meeting unless you obtain a legal proxy from the record holder of your shares.
The Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Extraordinary Meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the Extraordinary Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Extraordinary Meeting.
Shareholders that have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow Sodali, at 800-662-5200 (call toll-free) or 203-658-9400 (call collect).

Shareholders that hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Extraordinary Meeting.
Revocability of Proxies
Any proxy may be revoked by the person giving it at any time before the polls close at the Extraordinary Meeting. A proxy may be revoked by filing with the Company at Suite 2001-2002, 20/F, York House, The Landmark, 15 Queen’s Road Central, Central Hong Kong, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the Extraordinary Meeting and voting (including virtually).
Simply attending the Extraordinary Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.
Attendance at the Extraordinary Meeting
Only holders of ordinary shares, their proxy holders and guests the Company may invite may attend the Extraordinary Meeting. If you wish to attend the Extraordinary Meeting but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
Solicitation of Proxies
Your proxy is being solicited by the Board on the proposals being presented to the shareholders at the Extraordinary Meeting. The Company and DiaCarta has agreed to jointly pay Morrow Sodali a fee of US$37,500. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow Sodali at:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: HHLA.info@investor.morrowsodali.com
The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Extraordinary Meeting, will be borne by the Company.
Some banks and brokers have customers who beneficially own ordinary shares listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our issued and outstanding ordinary shares is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.
Redemption Rights
In connection with the Extension Amendment Proposal, public shareholders may elect to redeem all or portion of their public shares, for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, if any, and up to US$100,000 of interests to pay dissolution expenses), divided by the number of then issued and outstanding public shares. If the Extension Proposals are approved, public shareholders that do not redeem their public shares now, or that redeem their public shares but withdraw such redemption, subject to the Board’s determination to permit such withdraw, will retain their redemption rights and their ability to vote on a business combination through the First Extended Date, i.e. March 9, 2023; the Second Extended Date, i.e. April 9, 2023, if the Company does not consummate a business combination by the First Extended Date, and the Board elects to extend the period of time to consummate a business combination to the Second Extended Date; or the Third Extended Date, i.e. May 9, 2023, if the Company does not consummate a business combination by the Second Extended Date, and the Board elects to extend the period of time to consummate a business combination to the Third Extended Date, or if the Company has not consummated a business combination by the applicable Extended Date. See “The Extension Proposals — Redemption Rights.”
No Right of Appraisal
The Company’s shareholders do not have appraisal rights under the Companies Act (as revised) of the Cayman Islands in connection with the proposals to be voted on at the Extraordinary Meeting. Accordingly, our shareholders have no right to dissent and obtain payment for their shares.
Other Business
The Company is not currently aware of any business to be acted upon at the Extraordinary Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Extraordinary Meeting and with respect to any other matters which may properly come before the Extraordinary Meeting. If other matters do properly come before the Extraordinary Meeting, or at any adjournment(s) of the Extraordinary Meeting, the Company expects that the ordinary shares represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of the Board.
Principal Executive Offices
Our principal executive offices are located at Suite 2001-2002, 20/F, York House, The Landmark, 15 Queen’s Road Central, Central Hong Kong. Our telephone number at such address is +852 3752 2870.

THE EXTENSION PROPOSALS
Background
We are a blank check company incorporated on September 4, 2020 as a Cayman Islands exempted company incorporated with limited liability for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. We have neither engaged in any operations nor generated any revenue to date. Based on our business activities, we are a “shell company” as defined under the Exchange Act because we have no operations and nominal assets consisting almost entirely of cash.
Our executive offices are located at Suite 2001-2002, 20/F, York House, The Landmark, 15 Queen’s Road Central, Central Hong Kong and our telephone number is +852 3752 2870. Our corporate website address is http://www.hopuhl.com. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.
On February 9, 2021, HH&L closed its IPO of 41,400,000 units, with each unit consisting of one ordinary share and one-half of one redeemable public warrant, with each whole public warrant exercisable for one ordinary share of HH&L at a price of US$11.50 per share. The units were sold at an offering price of US$10.00 per unit, generating gross proceeds of US$414,000,000. Goldman Sachs (Asia) L.L.C. and Credit Suisse Securities (USA) LLC acted as the representatives of the underwriters for the IPO. The ordinary shares and HH&L public warrants comprising the units commenced separate trading on March 29, 2021.
Prior to the consummation of the IPO, on September 7, 2020, the Sponsor purchased an aggregate of 14,375,000 Founder Shares for US$25,000, or US$0.002 per share. On January 20, 2021, the Sponsor returned 5,750,000 Founder Shares for no consideration, following which, our Sponsor holds 8,625,000 Founder Shares. On February 4, 2021, the Sponsor transferred an aggregate of 66,000 Founder shares to three independent directors. On February 4, 2021, HH&L effected a share dividend of 1,725,000 Founder Shares, resulting in an aggregate of 10,350,000 Founder Shares issued and outstanding. Prior to the initial investment in HH&L of US$25,000 by the Sponsor, HH&L had no assets, tangible or intangible. The number of Founder Shares issued and outstanding was determined based on HH&L’s expectation that the total size of the IPO would be a maximum of 41,400,000 units if the underwriters’ over-allotment option was exercised in full, and therefore that such Founder Shares would represent 20% of the issued and outstanding shares after the IPO.
Simultaneously with the closing of the IPO, HH&L completed the Private Placement of an aggregate of 10,280,000 Private Placement Warrants to the Sponsor, generating gross proceeds to HH&L of US$10,280,000. The Private Placement Warrants are identical to the HH&L public warrants, except that the Private Placement Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) are not redeemable by HH&L, (ii) may not (including the Class A Ordinary Shares issuable upon exercise of such Private Placement Warrants), subject to certain limited exceptions, be transferred, assigned or sold by such holders until 30 days after the completion of HH&L’s initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. If the Private Placement Warrants are held by holders other than Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by HH&L and exercisable by the holders on the same basis as the HH&L public warrants. If HH&L does not consummate its initial business combination within 24 months (or if the Extension is effected, by the applicable Extended Date) from the closing of the IPO, the Private Placement Warrants will expire worthless. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.
On September 15, 2022, the Company has borrowed US$500,000 of Working Capital Loan from the Sponsor, which would either be repaid upon consummation of a business combination, without interest, or, at the Sponsor’s discretion, may be converted into Private Placement Warrants at a price of US$1.00 per warrant.
Upon the closing of the IPO and the Private Placement, US$414,000,000 was placed in the Trust Account. Our units, public shares and public warrants are currently listed on the NYSE under the symbols

“HHLA.U,” “HHLA” and “HHLA WS,” respectively. As of                  , 2022, the latest practicable date prior to the Record Date for the Extraordinary Meeting, approximately US$                  from the proceeds from our IPO and the Private Placement were held in our Trust Account in the United States maintained by Continental, acting as trustee, invested in U.S. “government securities,” within the meaning set forth in Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations.
As of September 30, 2022, we had cash of approximately US$293,000 held outside of the Trust Account. If our cash is insufficient to cover the working capital requirements of the Company, the Company’s officers, directors and Sponsor may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion, to meet the Company’s working capital needs. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. The Company cannot provide any assurance that new financing, if required, will be available to it on commercially acceptable terms, if at all.
As previously announced, we entered into the Merger Agreement on October 14, 2022. Pursuant to the Merger Agreement, the parties agreed, subject to the terms and conditions of the Merger Agreement, to effect the Business Combination. While the Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to the Closing by the deadline and the Company has filed the Business Combination Registration Statement with the SEC with respect to the Business Combination on November 10, 2022, the Board currently believes that there may not be sufficient time before February 9, 2023 to complete the Business Combination. Accordingly, the Board believes that in order for the shareholders to evaluate and for the Company to be able to consummate the Business Combination, it is in the best interests of the Company and its shareholders to obtain the Extension.
Without the Extension, we believe that we may not be able to complete the Business Combination on or before February 9, 2023. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Business Combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on October 14, 2022 and the Business Combination Registration Statement initially filed with the SEC on November 10, 2022.
You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the applicable Extended Date.
The Extension
The Company’s final prospectus relating to the IPO and the Second MAA originally provided that the Company must consummate an initial business combination within 24 months of the Company’s IPO, which date is February 9, 2023.
The Company is proposing to amend its Second MAA to extend the date by which the Company must consummate a business combination to the First Extended Date, i.e. March 9, 2023; the Second Extended Date, i.e. April 9, 2023, if the Company does not consummate a business combination by the First Extended Date, and the Board elects to extend the period of time to consummate a business combination to the Second Extended Date; or the Third Extended Date, i.e.                  , 2023, if the Company does not consummate a business combination by the Second Extended Date, and the Board elects to extend the period of time to consummate a business combination to the Third Extended Date. For the avoidance of doubt, the Company may, by resolutions of the Board of the Company, terminate any Additional Extension Period at any time up to the applicable Extended Date, provided that the Company shall have deposited the applicable Contribution for such Additional Extension Period.

The purpose of the Extension Amendment Proposal is to provide sufficient time for the shareholders to evaluate and the Company to complete the Business Combination.
As previously announced, we entered into the Merger Agreement on October 14, 2022. Pursuant to the Merger Agreement, the parties agreed, subject to the terms and conditions of the Merger Agreement, to effect the Business Combination. While the Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to the Closing by the deadline and the Company has filed the Business Combination Registration Statement with the SEC with respect to the Business Combination on November 10, 2022, the Board currently believes that there may not be sufficient time before February 9, 2023 to complete the Business Combination. Accordingly, the Board believes that in order for our shareholders to evaluate the Business Combination and for us to be able to consummate the Business Combination, it is in the best interests of the Company and its shareholders to obtain the Extension.
Without the Extension, we believe that we may not be able to complete the Business Combination on or before February 9, 2023. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Business Combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on October 14, 2022 and the Business Combination Registration Statement initially filed with the SEC on November 10, 2022.
If any of the Extension Proposals is not approved and the Company has not consummated an initial business combination before February 9, 2023, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, if any, and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our Warrants, which will expire worthless if we fail to complete an initial business combination before February 9, 2023.
A copy of the proposed amendment to the Second MAA is attached to this proxy statement as Annex B, and a copy of the proposed amended and restated Trust Agreement is attached to this proxy statement as Annex C.
Reasons for the Extension Proposals
The Company’s IPO prospectus and Second MAA provide that the Company must consummate a business combination within 24 months from the consummation of the IPO (i.e., February 9, 2023). The purpose of the Extension Amendment is to provide sufficient time for our shareholders to evaluate and for us to complete the Business Combination, which the Board believes is in the best interest of the Company and our shareholders. The Company believes that given the Company’s expenditure of time, effort and money on pursuing on finding a potential business combination, our entry into the Merger Agreement with respect to the Business Combination and our filing of the Business Combination Registration Statement, circumstances warrant providing public shareholders an opportunity to consider the Business Combination through the First Extended Date, i.e. March 9, 2023; the Second Extended Date, i.e. April 9, 2023, if the Company does not consummate a business combination by the First Extended Date, and the Board elects to extend the period of time to consummate a business combination to the Second Extended Date; or the Third Extended Date, i.e. May 9, 2023, if the Company does not consummate a business combination by the Second Extended Date, and the Board elects to extend the period of time to consummate a business combination to the Third Extended Date.
As previously announced, we entered into the Merger Agreement on October 14, 2022. Pursuant to the Merger Agreement, the parties agreed, subject to the terms and conditions of the Merger Agreement, to effect the Business Combination. While the Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to the Closing by the deadline and the Company has filed the Business Combination Registration Statement with the SEC with respect to the Business Combination on November 10, 2022, the Board currently believes that there may not be sufficient time before February 9, 2023 to complete the Business Combination. Accordingly, the Board believes that in order for our shareholders to be able to evaluate and for us to be able to consummate the Business Combination, it is in the best interests of the Company and our shareholders to obtain the Extension.
Without the Extension, we believe that we may not be able to complete the Business Combination on or before February 9, 2023. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Business Combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on October 14, 2022 and the Business Combination Registration Statement initially filed with the SEC on November 10, 2022.
Accordingly, the Company has determined to seek shareholder approval to extend the time for closing the Business Combination from February 9, 2023 to the First Extended Date, i.e. March 9, 2023, and if the Company does not consummate a business combination by the First Extended Date, the period of time to consummate a business combination may be extended, without the approval of the Company’s shareholders, by resolutions of the Board (as defined below) of the Company at least three days prior to First Extended Date, and to the Second Extended Date, i.e. April 9, 2023; and may be further extended, by resolutions of the Board passed at least three days prior to the Second Extended Date, to the Third Extended Date, i.e. May 9, 2023. The Company and its officers and directors agreed that they would not seek to amend the Company’s Second MAA to allow for a longer period of time to complete a business combination or to amend any other material provisions related to shareholders’ rights unless the Company provided holders of public shares with the right to redeem their public shares in connection therewith.
The Trust Amendment Proposal is necessary to (i) extend the time period that the Company has to consummate an initial business combination under the Trust Agreement, because as currently drafted the time period for the Company to consummate an initial business combination under the Trust Agreement will not be extended automatically to the applicable Extended Date, assuming the Extension Proposals are approved by the Company’s shareholders and (ii) allow the Company to maintain any remaining amount in its Trust Account in an interest bearing demand deposit account at a bank.
The Company plans to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank. Interest on such deposit account is currently 3% per annum, but such deposit account carries a variable rate and the Company cannot assure you that such rate will not decrease or increase significantly.
If Any of the Extension Proposals is Not Approved
Shareholder approval of each of the Extension Proposals is required for the implementation of the Board’s plan to extend the date by which we must consummate an initial business combination. The Board will not implement the Extension unless our shareholders approve each of the Extension Proposals.
If any of the Extension Proposals is not approved and the Company does not consummate the Business Combination before February 9, 2023, as contemplated by our IPO prospectus and in accordance with our Second MAA, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, if any, and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our Warrants, which will expire worthless in the event the Company winds up.
The holders of the Founder Shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the Trust Account with respect to the Company’s Warrants, which will expire worthless in the event any of the Extension Proposals is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account. If such funds are insufficient, the Sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.
If the Extension Proposals Are Approved
If the Extension Proposals are approved, the Company will file the amendment to the Second Amended and Restated Memorandum and Articles of Association with the Registrar of Companies in the Cayman Islands in accordance with Cayman Islands law, such the amendment being in the form set forth in Annex B hereto and execute an amended and restated Trust Agreement in the form of Annex C hereto. The Company will remain a reporting company under the Exchange Act, and its units, public shares, and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the First Extended Date, i.e. March 9, 2023; the Second Extended Date, i.e. April 9, 2023, if the Company does not consummate a business combination by the First Extended Date, and the Board elects to extend the period of time to consummate a business combination to the Second Extended Date; or the Third Extended Date, i.e. May 9, 2023, if the Company does not consummate a business combination by the Second Extended Date, and the Board elects to extend the period of time to consummate a business combination to the Third Extended Date.
You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension Amendment Proposal, or you elect to redeem your public shares but withdraw such Redemption Election, subject to the Board’s determination to permit such withdraw, you will retain the right to vote on a business combination in the event one is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider the Business Combination) and the right to redeem the public shares then held by you for a pro rata portion of the Trust Account in the event the Business Combination is approved and completed or the Company has not consummated the Business Combination by the applicable Extended Date.
If the Extension Proposals are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Redemption Election will reduce the amount held in the Trust Account following the Redemption Election. The Company cannot predict the amount that will remain in the Trust Account after such withdrawal if the Extension Proposals are approved, and the amount remaining in the Trust Account may be only a fraction of the US$                  that was in the Trust Account as of the Record Date. In such event, the Company may still seek to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
The redemption of public shares pursuant to the Redemption Elections is subject to the Redemption Limitation (as defined in the Second MAA), such that in no event will the Company redeem public shares pursuant to the Redemption Elections (after taking into account any Election Reversals) if such redemption would cause the Company to have less than US$5,000,001 of net tangible assets following such redemptions. Redemption Rights.
In connection with the Extension Amendment Proposal, public shareholders may elect to redeem all of their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, if any, and up to US$100,000 of interest to pay dissolution expenses), as of two business days prior to such approval, divided by the number of then issued and outstanding public shares, regardless of whether such public shareholders vote on the Extension Amendment Proposal or vote at all.
The redemption of public shares pursuant to the Redemption Elections is subject to the Redemption Limitation (as defined in the Second MAA), such that in no event will the Company redeem public shares pursuant to the Redemption Elections (after taking into account any Election Reversals) if such redemption would cause the Company to have less than US$5,000,001 of net tangible assets following such redemptions.
If the Extension Proposals are approved, (A) for the period from February 9, 2023 until the First Extended Date, the Company shall deposit into the Trust Account the lesser of US$380,000 and US$0.0475 for each public share that is not redeemed as of February 9, 2023, (B) if the Company does not consummate a business combination by the First Extended Date and the Board elects to extend the period to consummate a business combination from the First Extended Date to the Second Extended Date, for the period from the First Extended Date to the Second Extended Date, the Company shall deposit into the Trust Account the lesser of US$380,000 and US$0.0475 for each public share that is not redeemed as of the First Extended Date, and (C) if the Company does not consummate a business combination by the Second Extended Date and the Board elects to extend the period to consummate a business combination from the Second Extended Date to the Third Extended Date, for the period from the Second Extended Date to the Third Extended Date, the Company shall deposit into the Trust Account the lesser of US$380,000 and US$0.0475 for each public share that is not redeemed as of the Second Extended Date, provided that the sum of Contributions shall not exceed the lesser of (a) US$1,140,000 and (b) US$0.1425 for each public share that is not redeemed in connection with the Extraordinary Meeting.
The First Contribution will be deposited in the Trust Account on February 16, 2023, being seven calendar days from February 9, 2023. The Second Contribution, if applicable, will be deposited into the Trust Account on March 16, 2023, and the Third Contribution, if applicable, will be deposited into the Trust Account on April 16, 2023. Each of the Contributions is conditioned upon the approval of the Extension Proposals and implementation of the Extension. The Contributions will not occur if any of the Extension Proposals is not approved.
The Sponsor and DiaCarta have agreed that, if the Extension Proposals are approved, each will loan the Company 50% of each Contribution in advance of its deposit into the Trust Account.
The loans to the Company for the Contributions will not bear interest and will be repayable by the Company to the Sponsor and DiaCarta upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. If the Company terminates an Additional Extension Period at any time up to the applicable Extended Date, the Company will liquidate and dissolve in accordance with the Second MAA, provided that the Company shall have deposited the applicable Contribution for such Additional Extension Period.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST OR YOU MUST ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT, INCLUDING THE LEGAL NAME, PHONE NUMBER AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME, ON                   (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE IMPLEMENTATION OF THE EXTENSION.
Pursuant to our Second MAA, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Proposals are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:
(i)
(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)
prior to 5:00 p.m. Eastern time on                   (two business days prior to the scheduled vote at the Extraordinary Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer

& Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (email: mzimkind@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.
Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the Record Date.
If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern time, on                   (two business days before the scheduled vote at the Extraordinary Meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the date of implementation of the Extension.
Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker US$100, and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders that request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares. Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and any of the Extension Proposals is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that any of the Extension Proposals will not be approved. The Company anticipates that a public shareholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public shareholders that make the Redemption Election until such shares are redeemed for cash or returned to such shareholders.
If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable, if any, and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares. Based on the amount in the Trust Account as of the Record Date, this would amount to approximately US$                  per share. The closing price of the public shares on the NYSE on                  , the latest practicable trading date prior to the Record Date, was

US$                 . The Company cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
If you exercise your redemption rights, you will be exchanging your Company’s ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on                   (two business days before the scheduled vote at the Extraordinary Meeting). The Company anticipates that a public shareholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.
Redemption Withdrawal Procedures
The Board may elect to postpone the Extraordinary Meeting in its sole discretion up to and until the time of the Extraordinary Meeting, pursuant to Article 23.9 of the Second MAA.
The redemption of public shares pursuant to the Redemption Elections is subject to the Redemption Limitation (as defined in the Second MAA), such that in no event will the Company redeem public shares pursuant to the Redemption Elections (after taking into account any Election Reversals) if such redemption would cause the Company to have less than US$5,000,001 of net tangible assets following such redemptions. Prior to the deadline to make a Redemption Election (which is 5:00 P.M. Eastern time on                  , the date that is two business days prior to the scheduled vote at the Extraordinary Meeting), public shareholders that desire to indicate their intention to make an Election Reversal should indicate such intention in the Reversal Commitment Form accompanying this proxy statement, which should be submitted to the transfer agent. Such Reversal Commitment Form should contain the public shareholder’s legal name, phone number and address of the beneficial owner of the shares for which an Election Reversal is committed.
Immediately following the deadline to make a Redemption Election (which is 5:00 P.M. Eastern time on                  , the date that is two business days prior to the scheduled vote at the Extraordinary Meeting) and before the Extraordinary Meeting, a public shareholder that desires to withdraw its Redemption Election may effectuate an Election Reversal. In order to effectuate an Election Reversal, including one for which a commitment has previously been made on the Reversal Commitment Form, you must request that our transfer agent return the shares (physically or electronically) as soon as possible after the deadline to make a Redemption Election. Such written request shall include your legal name, phone number and address of the beneficial owner of the shares for which reversal is requested. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to request reversal of the tender from the transfer agent.
TO MAKE AN ELECTION REVERSAL WITH RESPECT TO YOUR PUBLIC SHARES, YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT, AFTER 5:00 P.M. EASTERN TIME ON                  , THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING, AND PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING, THAT THE TENDER OF YOUR PUBLIC SHARES BE REVERSED, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REVERSAL IS REQUESTED AND THE NUMBER OR PERCENTAGE OF SHARES FOR WHICH REVERSAL IS REQUESTED. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO REQUEST REVERSAL OF THE ELECTION TO REDEEM FROM THE TRANSFER AGENT.
Interests of the Company’s Sponsor, Directors and Executive Officers
When you consider the recommendation of the Board, you should keep in mind that the Company’s Sponsor, directors, executive officers, and their respective affiliates, have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:
•
Prior to the IPO, the Sponsor purchased 14,375,000 Founder Shares for an aggregate purchase price of US$25,000, or approximately US$0.002 per Founder Share, on September 7, 2020. On

January 20, 2021, the Sponsor returned 5,750,000 Founder Shares for no consideration, following which, the Sponsor holds 8,625,000 Founder Shares. On February 4, 2021, the Sponsor transferred an aggregate of 66,000 Founder Shares to three independent directors. On February 4, 2021, THE COMPANY effected a share dividend of 1,725,000 Founder Shares, resulting in an aggregate of 10,350,000 Founder Shares issued and outstanding. On May 19, 2021, the Sponsor transferred 22,000 Founder Shares to Skyview Enterprises Limited, an affiliate of Derek Nelsen Sulger, an independent director of THE COMPANY, for his board service for no cash consideration. As of September 30, 2022, the Sponsor held 10,262,000 Founder Shares, and our directors and officers, Huanan Yang, Yingjie (Christina) Zhong, Qingjun Jin, Dr. Jingwu Zhang Zang, Frederick Si Hang Ma and Derek Nelsen Sulger, in the aggregate have a direct or indirect economic interest in 88,000 Founder Shares. If any of the Extension Proposals is not approved and the Company does not consummate an initial business combination before February 9, 2023, in accordance with our Second MAA, the 10,350,000 Founder Shares will be worthless. As a result of the significantly lower investment pre Founder Shares of the holders as compared with the investment per public share of public shareholders, a transaction which results in an increase in the value of the investment of the holders of Founder Shares may result in a decrease in the value of the investment of public shareholders. The Founder Shares had an aggregate market value of approximately US$                  based on the last sale price for the Company’s public shares of US$                  on the NYSE on                   (the latest practicable trading date prior to the Record Date).
•
If any of any of the Extension Proposals is not approved and the Company does not consummate an initial business combination before February 9, 2023, in accordance with our Second MAA, the 10,280,000 Private Placement Warrants purchased by the Sponsor for an aggregate investment of US$10,280,000, or US$1.00 per warrant and the 500,000 Private Placement Warrants converted from the Working Capital Loan, if so elected by the Sponsor, at US$1.00 per warrant, will be worthless, as they will expire. The Private Placement Warrants had an aggregate market value (assuming they have the same value per warrant as the public warrants) of US$                  based on the last sale price for the public warrants of US$                  on the NYSE on                   (the latest practicable trading date prior to the Record Date).

•
The aggregate market value of the Sponsor’s Founder Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in the Company by the Sponsor. As a result, if an initial business combination is completed, the Sponsor, the director and executive officers and their respective affiliates are likely to be able to make a substantial profit on their investment in us even at a time when the public shares has lost significant value. On the other hand, if any of the Extension Proposals is not approved and the Company liquidates and dissolves without completing its initial business combination before February 9, 2023, the Sponsor, the director and executive officers and their respective affiliates will lose their entire investment in us.

•
The Sponsor has agreed that it will be liable to us if and to the extent any claims by (A) a third-party (other than our independent registered public accounting firm) for services rendered or products sold to us, or (B) a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below the lesser of (i) US$10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account if less than US$10.00 per public share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third-party or prospective target business that executed a waiver of any and all rights to seek access to the Trust Account nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

•
Pursuant to that certain letter agreement, dated as of February 5, 2021, by and among the Company, its executive officers, its directors, its advisory board member and the Sponsor, in connection with the IPO, the Sponsor and other signatories (each of whom is a member of the Board, advisory board member and/or executive officers) is subject to certain restrictions on transfer with respect to: (i) Founder Shares; and (ii) Private Placement Warrants. Such restrictions on the Founder Shares end on the date that is one year after the Company’s initial business combination, or are subject to an early price-based release if: (a) the price of the shares equals or exceeds US$12.00 per share for any 20 trading days within any 30-day trading period at least 150 days after the Company’s initial business combination, or (b) the Company completes a transaction that results in public shareholders having the right to exchange the Class A Ordinary Shares for cash, securities or other property. The restrictions on the Private Placement Warrants end on 30 days after the completion of a business combination.
•
Holders of Founder Shares irrevocably and unconditionally agreed that if the Company seeks shareholder approval of a proposed business combination, then in connection with the proposed business combination, such Sponsor and insider shall not elect to cause the Company to redeem any of the 10,350,000 Founder Shares and 10,280,000 Private Placement Warrants beneficially owned or owned of record by such Sponsor or insider, or submit any of such securities for redemption, in connection with the transactions contemplated by the Merger Agreement or otherwise.

•
Holders of Founder Shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their founder shares if the Company fails to complete a business combination by February 9, 2023 (or the applicable Extended Date).

•
The Company’s existing directors and officers will be eligible for continued indemnification and continued coverage under the Company’s directors’ and officers’ liability insurance policy after a business combination.

•
On September 15, 2022, the Company issued an unsecured convertible promissory note to the Sponsor, pursuant to which the Company may borrow up to US$500,000 for general corporate purpose. Following the business combination, the Sponsor would be entitled to the repayment of any working capital loan and advances that have been made to the Company and remain outstanding. If the Company does not complete an initial business combination within the required period, the Company may use a portion of its working capital held outside the Trust Account to repay the working capital loans, but no proceeds held in the Trust Account would be used for this purpose.

•
All current members of the Board are expected to continue to serve as directors at least through the date of the Extraordinary Meeting to approve a business combination, and some are expected to continue to serve following a business combination as discussed above and receive compensation thereafter.

•
The Company’s executive officers and directors, and their respective affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate a business combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed. As of the date of this proxy statement, there are no outstanding out-of-pocket expenses for which the Company’s executive officers or directors, or their respective affiliates, are awaiting reimbursement.

Additionally, if the Extension Proposals are approved and we consummate an initial business combination, the Sponsor, officers and directors may have additional interests as described in the Business Combination Registration Statement.
U.S. Federal Income Tax Considerations
The following is a discussion of certain material U.S. federal income tax considerations for U.S. holders and Non-U.S. holders (each as defined below) of public shares (i) with respect to the Extension Proposals and (ii) whose public shares are redeemed for cash if the Extension Proposals are approved and the Extension is implemented. This discussion applies only to U.S. holders and Non-U.S. holders that hold public shares as “capital assets” within the meaning of Section 1221 of the Code (as defined below) (generally, property held for investment). This discussion is based on provisions of the Internal Revenue Code (the “Code”), Treasury Regulations promulgated thereunder (“Treasury Regulations”), rulings and other published positions of the Internal Revenue Service (the “IRS”) and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change and differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described in this discussion. No advance ruling has been or will be sought from the IRS regarding any matter discussed below.
This discussion is for general information purposes only and does not purport to be a complete analysis of all of the U.S. federal income tax considerations that may be relevant to particular holders in light of their particular facts and circumstances, or to holders subject to special rules under the U.S. federal income tax laws, including, for example, but not limited to:
•
our Sponsor, founders, officers or directors;

•
banks and other financial institutions;

•
mutual funds;

•
insurance companies;

•
brokers or dealers in securities, currencies or commodities;

•
dealers or traders in securities subject to a mark-to-market method of accounting;

•
regulated investment companies and real estate investment trusts;

•
retirement plans, individual retirement accounts and other deferred accounts;

•
tax-exempt organizations, governmental agencies, instrumentalities or other governmental organizations and pension funds;

•
persons holding public shares as part of a “straddle,” hedge, constructive sale, or other integrated or conversion transaction or similar transaction;

•
U.S. holders whose functional currency is not the U.S. dollar;

•
Partnerships, other entities or arrangements classified as partnerships for U.S. federal income tax purposes, “S corporations,” or other pass-through entities for U.S. federal income tax purposes (or investors in such entities);

•
expatriated entities subject to Section 7874 of the Code;

•
persons required to accelerate the recognition of any item of gross income as a result of such income being recognized on an “applicable financial statement”;

•
persons subject to any alternative minimum tax;

•
persons subject to the applicable financial statement accounting rules of Section 451(b) of the Code;

•
U.S. expatriates and former citizens or long-term residents of the United States;

•
holders owning or treated as owning 5% or more of our public shares (by vote or value);

•
grantor trusts; and

•
controlled foreign corporations, passive foreign investment companies, and corporations that accumulate earnings to avoid U.S. federal income tax.

This discussion does not address any U.S. federal tax considerations other than those pertaining to the income tax (such as estate, gift or other non-income tax considerations) or any state, local or foreign income or non-income tax considerations. In addition, this discussion does not address any considerations arising under the unearned income Medicare contribution tax, or any considerations in respect of any withholding required pursuant to the Foreign Account Tax Compliance Act of 2010 (including the Treasury Regulations promulgated thereunder and intergovernmental agreements entered into in connection therewith and any laws, regulations or practices adopted in connection with any such agreement).
If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) holds public shares, the U.S. federal income tax treatment of the partners in the partnership generally will depend upon the status of the partner, the activities of the partner and the partnership and certain determinations made at the partner level. Accordingly, partnerships and partners in partnerships holding public shares should consult their tax advisors as to the particular tax consequences to them of the redemption of public shares.
THE U.S. FEDERAL INCOME TAX TREATMENT OF THE EXERCISE OF REDEMPTION RIGHTS DISCUSSED HEREIN TO ANY PARTICULAR SHAREHOLDER WILL DEPEND ON THE SHAREHOLDER’S PARTICULAR TAX CIRCUMSTANCES. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES TO YOU OF A REDEMPTION OF YOUR PUBLIC SHARES IN LIGHT OF YOUR PARTICULAR INVESTMENT OR TAX CIRCUMSTANCES.
Tax Treatment of Non-Redeeming Shareholders
A public shareholder that does not elect to redeem its public shares if the Extension Proposals are approved and the Extension is implemented will continue to own its public shares, and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Proposals.
Tax Treatment of Redeeming Shareholders
Subject to the PFIC rules discussed below, in the event that a holder’s public shares are redeemed pursuant to the redemption provisions described in this proxy statement under “The Extension Proposals — Redemption Rights,” the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares, the material U.S. federal income tax consequences to a U.S. holder (as defined below) generally will be as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares,” and the material U.S. federal income tax consequences to a Non-U.S. holder (as defined below) generally will be as described under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of public shares under Section 302 of the Code, a holder generally will be treated as receiving a corporate distribution with the material U.S. federal income tax consequences to a U.S. holder generally as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Distribution,” and the material U.S. federal income tax consequences to a Non-U.S. holder generally as described below under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Distribution.”
Whether a redemption of a holder’s public shares qualifies for sale treatment will depend largely on the total number of shares treated as held, directly, indirectly or constructively, by such redeemed holder before and after the redemption (including any shares treated as held by such holder under applicable constructive ownership rules, including any shares constructively owned by the holder as a result of owning public warrants) relative to all of our shares outstanding both before and after the redemption. The redemption of a holder’s public shares generally will be treated as a sale of public shares by such holder (rather than as a corporate distribution) under Section 302 of the Code if the redemption: (i) is “substantially disproportionate” with respect to the holder; (ii) results in a “complete termination” of the holder’s interest in us; or (iii) is “not essentially equivalent to a dividend” with respect to the holder. These tests are explained more fully below.
In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a holder takes into account not only shares actually owned by the holder, but also shares that are constructively owned by the holder under certain attribution rules set forth in the Code. Among other things, a holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the holder has an interest or that have an interest in such holder, as well as any shares that the holder has a right to acquire pursuant to the exercise of an option, which would generally include public shares that could be acquired pursuant to the exercise of the public warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the holder immediately following the redemption of such holder’s public shares must, among other requirements, be less than 80% of the percentage of our outstanding voting shares actually and constructively owned by the holder immediately before the redemption (taking into account redemptions by other holders of public shares). There will be a complete termination of a holder’s interest if either (i) all of the shares actually and constructively owned by the holder are redeemed or (ii) all of the shares actually owned by the holder are redeemed and the holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the holder does not constructively own any other shares. The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests is satisfied, then the redemption of a holder’s public shares will be treated as a corporate distribution to the redeemed holder and the material U.S. federal income tax consequences of the redemption to such holder that is a U.S. holder generally will be as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Distribution,” and the material U.S. federal income tax consequences of the redemption to such holder that is a Non-U.S. holder generally will be as described below under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the holder in the redeemed public shares will be added to the holder’s adjusted tax basis in its remaining shares, or, if it has none, to the holder’s adjusted tax basis in its public warrants or possibly in other shares constructively owned by it.
A holder of public shares should consult its tax advisors as to the tax consequences of a redemption.
U.S. Holders
This section applies to “U.S. holders.” For purposes of this discussion, a “U.S. holder” means a beneficial owner of public shares that is, for U.S. federal income tax purposes:
•
an individual who is a citizen or resident of the United States;

•
a corporation (or other entity taxable as a corporation) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•
an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (ii) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

Taxation of Redemption Treated as a Distribution
If the redemption of a U.S. holder’s public shares is treated as a distribution, as discussed above under the section entitled “Tax Treatment of Redeeming Shareholders,” then subject to the PFIC rules discussed below, such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such amount will be includable in gross income by such U.S. holder who actually or constructively receives the distribution in accordance with the U.S. Holder’s regular method of accounting for U.S. federal income tax purposes. Dividends will be taxable to a corporate U.S. holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends from other domestic corporations. Subject to the PFIC rules described below, distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be first applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain recognized on the sale or other taxable disposition of the public shares and will be treated as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares.”
With respect to non-corporate U.S. holders, under tax laws currently in effect and subject to certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), dividends generally will be taxed at the lower applicable long-term capital gains rate only if the public shares are readily tradable on an established securities market in the United States, the Company is not treated as a PFIC at the time the dividend was paid or in the preceding year and provided certain holding period requirements are met. It is unclear whether the redemption rights with respect to our public shares may suspend the running of the applicable holding period for this purpose.
Taxation of Redemption Treated as a Sale of Public Shares
If the redemption of a U.S. holder’s public shares is treated as a sale, as discussed above under the section entitled “Tax Treatment of Redeeming Shareholders,” then subject to the PFIC rules discussed below a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the public shares so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the public shares may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders are generally eligible to be taxed at preferential rates. The deductibility of capital losses is subject to limitations. U.S. holders who hold different blocks of public shares (public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.
Passive Foreign Investment Company Rules
A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets. The determination of whether a foreign corporation is a PFIC is made annually. Pursuant to a “startup exception,” a foreign corporation will not be a PFIC for the first taxable year the foreign corporation has gross income (the “startup year”) if (i) no predecessor of the foreign corporation was a PFIC; (ii) the foreign corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the startup year; and (iii) the foreign corporation is not in fact a PFIC for either of those years.
Based upon the composition of our income and assets, and upon a review of our financial statements, we believe that we likely will not be eligible for the startup exception and therefore likely have been a PFIC since our first taxable year. No assurances can be made with respect to our status as a PFIC for the current taxable year or any future taxable year.
Although our PFIC status is determined annually, an initial determination that our company is a PFIC will generally apply for subsequent years to a U.S. holder who held public shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. holder of our public shares and the U.S. holder did not make either a timely and valid qualified electing fund (“QEF”) election for our first taxable year as a PFIC in which the U.S. holder held (or was deemed to hold) public shares, a QEF election along with a purging election, or a mark-to-market election, each as described below, such U.S. holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. holder on the sale or other disposition of its public shares (which may include gain realized by reason of transfer of public shares that would otherwise qualify as non-recognition transactions for U.S. federal income tax purposes) and (ii) any “excess distribution” made to the U.S. holder (generally, any distributions to such U.S. holder during a taxable year of the U.S. holder that are greater than 125% of the average annual distributions received by such U.S. holder in respect of the public shares during the three preceding taxable years of such U.S. holder or, if shorter, such U.S. holder’s holding period for the public shares).
Under these rules:
•
the U.S. holder’s gain or excess distribution will be allocated ratably over the U.S. holder’s holding period for the public shares;

•
the amount allocated to the U.S. holder’s taxable year in which the U.S. holder recognized the gain or received the excess distribution, or to the period in the U.S. holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•
the amount allocated to other taxable years (or portions thereof) of the U.S. holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. holder; and

•
an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. holder with respect to the tax attributable to each such other taxable year of the U.S. holder.

In general, if we are determined to be a PFIC, a U.S. holder may avoid the PFIC tax consequences described above in respect of our public shares by making a timely and valid QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case, whether or not distributed, in the taxable year of the U.S. holder in which or with which our taxable year ends. A U.S. holder generally may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.
The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC Annual Information Statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. holders are urged to consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
In order to comply with the requirements of a QEF election, a U.S. holder must receive a PFIC Annual Information Statement from us. If we determine we are a PFIC for any taxable year, upon written request, we will endeavor to provide to a U.S. holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the U.S. holder to make and maintain a QEF election, but there is no assurance that we will timely provide such required information. There is also no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.
If a U.S. holder has made a QEF election with respect to our public shares, and the excess distribution rules discussed above do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the U.S. holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our public shares generally will be taxable as capital gain and no additional tax or interest charge will be imposed under the PFIC rules. As discussed above, if we are a PFIC for any taxable year, a U.S. holder of our public shares that has made a QEF election will be currently taxed on its pro rata share of our earnings and profits, whether or not distributed for such year. A subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable when distributed to such U.S. holder. The tax basis of a U.S. holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. In addition, if we are not a PFIC for any taxable year, such U.S. holder will not be subject to the QEF inclusion regime with respect to our public shares for such taxable year.
Alternatively, if we are a PFIC and our public shares constitute “marketable stock,” a U.S. holder may avoid the adverse PFIC tax consequences discussed above if such U.S. holder, at the close of the first taxable year in which it holds (or is deemed to hold) our public shares, makes a mark-to-market election with respect to such shares for such taxable year. Such U.S. holder generally will include for each of its taxable years as ordinary income the excess, if any, of the fair market value of its public shares at the end of such year over its adjusted basis in its public shares. The U.S. holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted basis of its public shares over the fair market value of its public shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S. holder’s basis in its public shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of its public shares will be treated as ordinary income.
The mark-to-market election is available only for “marketable stock,” generally, stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including Nasdaq (on which we intend to list the public shares), or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. If made, a mark-to-market election would be effective for the taxable year for which the election was made and for all subsequent taxable years unless the ordinary shares ceased to qualify as “marketable stock” for purposes of the PFIC rules or the IRS consented to the revocation of the election. U.S. holders are urged to consult their tax advisors regarding the availability and tax consequences of a mark-to-market election with respect to our public shares under their particular circumstances.
If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, U.S. holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the U.S. holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a U.S. holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. There can be no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide such required information. U.S. holders are urged to consult their tax advisors regarding the tax issues raised by lower-tier PFICs.
A U.S. holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. holder, may have to file an IRS Form 8621 (whether or not a QEF or mark-to-market election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.
The rules dealing with PFICs and with the QEF and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. holders of our public shares are urged to consult their own tax advisors concerning the application of the PFIC rules to our securities under their particular circumstances.
Non-U.S. Holders
This section applies to “Non-U.S. holders.” For purposes of this discussion, a “Non-U.S. holder” means a beneficial owner of public shares that is neither a U.S. holder nor an entity or arrangement treated as a partnership for U.S. federal income tax purposes.
Taxation of Redemption as a Distribution
If the redemption of a Non-U.S. holder’s public shares is treated as a distribution, as discussed above under the section entitled “Tax Treatment of Redeeming Shareholders,” such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Unless such dividend is effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder), such dividend will generally not be subject to U.S. federal income or withholding tax. Distributions in excess of our current and accumulated earnings and profits and that exceed the Non-U.S. holder’s adjusted tax basis in its public shares will similarly not be generally subject to U.S. federal income or withholding tax unless effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder).
Dividends paid to a Non-U.S. holder that are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder), will be subject to regular U.S. federal income tax as if the Non-U.S. holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on its “effectively connected earnings and profits” for the taxable year, as adjusted for certain items.
Taxation of Redemption as a Sale of Public Shares
If the redemption of a Non-U.S. holder’s public shares is treated as a sale, as discussed above under “Tax Treatment of Redeeming Shareholders,” a Non-U.S. holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized in connection with such redemption, unless:
•
the gain is effectively connected with the conduct of a trade or business by the Non-U.S. holder within the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. holder); or

•
the Non-U.S. holder is an individual who is present in the United States for 183 days or more during the taxable year of the redemption and certain other requirements are met.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above generally will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. holder were a U.S. resident. A Non-U.S. holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a 30% rate (or such lower rate specified by an applicable income tax treaty) on its “effectively connected earnings and profits” for the taxable year, as adjusted for certain items.
Gain described in the second bullet point above generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which generally may be offset by U.S. source capital losses of the Non-U.S. holder, provided the Non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses.
Information Reporting and Backup Withholding
Generally, information reporting requirements may apply in connection with payments made to U.S. holders or Non-U.S. holders in connection with a redemption of public shares.
Backup withholding of tax (currently at a rate of 24%) generally will apply to cash payments to which a U.S. holder is entitled in connection with a redemption of public shares, unless the U.S. holder provides the applicable withholding agent with a properly completed and executed IRS Form W-9 providing such U.S. holder’s correct taxpayer identification number and certifying that such holder is not subject to backup withholding, or otherwise establishes an exemption. A Non-U.S. holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.
Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a U.S. holder or Non-U.S. holder generally will be allowed as a credit against such holder’s U.S. federal income tax liability, if any, and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.
THE DISCUSSION ABOVE IS BASED ON CURRENT LAW. LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL CHANGES OR INTERPRETATIONS, WHICH CAN APPLY RETROACTIVELY, COULD AFFECT THE ACCURACY OF THE STATEMENTS SET FORTH THEREIN. THIS DISCUSSION IS FOR GENERAL INFORMATION PURPOSES ONLY. IT DOES NOT ADDRESS TAX CONSIDERATIONS THAT MAY VARY WITH, OR ARE CONTINGENT ON, A HOLDER’S INDIVIDUAL CIRCUMSTANCES NOR THE APPLICATION OF ANY U.S. NON-INCOME TAX LAWS OR THE LAWS OF ANY STATE, LOCAL OR NON-U.S. JURISDICTION. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING SUCH MATTERS AND THE TAX

CONSEQUENCES OF A REDEMPTION OF THEIR PUBLIC SHARES TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES.
Required Vote
A special resolution under Cayman Islands law, being a resolution passed by a majority of at least two-thirds (2/3) of the votes cast by those holders of the Company’s ordinary shares as, being entitled to do so, voted (in person (including virtually) or by proxy) at the Extraordinary Meeting, and whose vote on the Extension Amendment Proposal will be required to approve the Extension Amendment Proposal.
Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding public and Founder Shares, voting together as a single class.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s ordinary shares entitled to vote and which are present (in person (including virtually) or by proxy) at the Extraordinary Meeting and vote on the Adjournment Proposal.
Holders of the Founder Shares are expected to vote any ordinary shares owned by them in favor of the Extension Proposals. As of the Record Date, holders of the Founder Shares in the aggregate are entitled to vote 10,350,000 Founder Shares, which represents 20% of the Company’s issued and outstanding ordinary shares.
In addition, the insiders may purchase public shares in privately negotiated transactions or in the open market prior to or following the Extraordinary Meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date for the Extraordinary Meeting may include a contractual acknowledgment with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Extraordinary Meeting is approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders that would otherwise have voted against the Extension Proposals and elected to redeem their shares for a portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal. None of the insiders may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.
Recommendation
As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Proposals are in the best interests of the Company and its shareholders. The Board has approved and declared advisable adoption of the Extension Proposals.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE EXTENSION AMENDMENT PROPOSAL AND TRUST AMENDMENT PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.
The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See “ The Extension Proposals — Interests of the Company’s Sponsor, Directors and Executive Officers” for a further discussion.

THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Extension Proposals. The Adjournment Proposal will be presented to our shareholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposals.
Consequences if the Adjournment Proposal Is Not Approved
If the Adjournment Proposal is not approved by our shareholders, the Board may not be able to adjourn the Extraordinary Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposals.
Required Vote
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s ordinary shares entitled to vote and which are present (in person (including virtually) or by proxy) at the Extraordinary Meeting and vote on the Adjournment Proposal. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or in person (including virtually) at the Extraordinary Meeting or an abstention will have no effect on the outcome of the vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
Recommendation
As discussed above, after careful consideration of all relevant factors, the Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Adjournment Proposal.
IF PRESENTED, THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.
The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the Extension Proposals. See “The Extension Proposals — Interests of the Company’s Sponsor, Directors and Executive Officers” for a further discussion.

PRINCIPAL SHAREHOLDERS
The following table sets forth information regarding the beneficial ownership of our ordinary shares as of                  , the Record Date of the Extraordinary Meeting, by:
•
each person known by us to be the beneficial owner of more than 5% of our issued and outstanding ordinary shares;

•
each of our executive officers and directors; and

•
all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants or Private Placement Warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.
As of the Record Date, there were a total of 51,750,000 ordinary shares, of which 41,400,000 were public shares and 10,350,000 were Founder Shares. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.
Name and Address of Beneficial Owner(l)	Number of Class A Ordinary Shares Beneficially Owned	Percentage of Issued and Outstanding Class A Ordinary Shares	Number of Class B Ordinary Shares Beneficially Owned(2)	Percentage of Issued and Outstanding Class B Ordinary Shares
Fenglei Fang(3)	—	—	—	—
Kenneth W. Hitchner(3)	—	—	—	—
Richard Qi Li(3)	—	—	—	—
Yingjie (Christina) Zhong	—	—	—	—
Huanan Yang	—	—	—	—
Derek Nelsen Sulger(4)	—	—	22,000	*
Qingjun Jin	—	—	22,000	*
Jingwu Zhang Zang	—	—	22,000	*
Frederick Si Hang Ma	—	—	22,000	*
All officers and directors as a group (eight individuals)	—	—	88,000	*
Greater than 5% Holders:
HH&L Investment Co.(3)	—	—	10,262,000	99.15%
D.E. Shaw Valence Portfolios, L.L.C., D.E. Shaw & Co., L.L.C., D.E. Shaw & Co. and David E. Shaw(5)	2,398,579	5.80%	—	—
Marshall Wace LLP(6)	2,311,227	5.58%	—	—
Aristeia Capital, L.L.C.(7)	2,300,000	5.56%	—	—
RP Investments Advisors LP, RP Select Opportunities Master Fund Ltd., RP Debt Opportunities Fund Ltd., RP Alternative Global Bond Fund and RP SPAC Fund(8)	2,100,000	5.07%	—	—

*
Less than 1%

(1)
Unless otherwise noted, the business address of each of the following is Suite 2001-2002, 20/F, York House, The Landmark, 15 Queen’s Road Central, Central Hong Kong.

(2)
Interests shown consist solely of Founder Shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A Ordinary Shares concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment.
(3)
HH&L Investment Co., our Sponsor, is the record holder of such shares. Messrs. Fenglei Fang, Kenneth W. Hitchner and Richard Qi Li are shareholders of our Sponsor. Certain actions of our Sponsor, including the voting and disposition of any equity interest in the company, require the approval of two or more of the shareholders. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by two or more individuals, and a voting and dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. This is the situation with regard to our Sponsor. Based upon the foregoing analysis, no individual shareholder of our Sponsor exercises voting or dispositive control over any of the securities held by our Sponsor, even those in which he directly holds an economic interest. Accordingly, none of them are deemed to have or share beneficial ownership of such shares.

(4)
Pursuant to a Form 4 filed by Derek Nelsen Sulger on May 19, 2021, the Sponsor transferred 22,000 Class B ordinary shares to Skyview Enterprises Limited, an affiliate of Derek Nelsen Sulger, in consideration of Derek Nelsen Sulger’s agreement to serve as a director on the Company’s board of directors. The securities are held indirectly by this reporting person. The securities are held directly by Skyview Enterprises Limited, a company organized under the laws of British Virgin Islands, which is a revocable trust settled by Michelle Anne Quan Yue Leung Sulger, the spouse of this reporting person and managed by Commonwealth Trust Company as the trustee.

(5)
Pursuant to a Schedule 13 G filed by such persons as a group with the SEC on December 15, 2021, each of these shareholders may be deemed the beneficial owner of 2,310,284 Class A Ordinary Shares, as a result of holding directly or indirectly, 2,310,000 Class A Ordinary Shares, with shared voting power and shared dispositive power with respect to such Class A Ordinary Shares. The business address for each of these shareholders is 1166 Avenue of the Americas, 9th Floor, New York, NY 10036.

(6)
Pursuant to a Schedule 13G filed by such person with the SEC on February 14, 2022, it is the beneficial owner of 2,311,227 Class A Ordinary Shares, as a result of acting as investment manager of certain funds and accounts that holding directly or indirectly 2,311,227 Class Aa Ordinary Shares. This person is a limited liability partnership formed in England.

(7)
Pursuant to a Schedule 13G filed by such person on February 14, 2022, it is the beneficial owner of 2,300,000 Class A Ordinary Shares. The business address of this person is One Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.

(8)
Pursuant to a Schedule 13G filed by such persons as a group with the SEC on February 10, 2021, each of these shareholders may be deemed the beneficial owner of 2,100,000 Class A Ordinary Shares, as a result of holding directly or indirectly, 2,100,000 Class A Ordinary Shares, with shared voting power and shared dispositive power with respect to such Class A Ordinary Shares. The business address for each of these shareholders is 39 Hazelton Avenue, Toronto, Ontario, Canada, M5R 2E3.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS
Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any shareholder at a shared address that wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at Suite 2001-2002, 20/F, York House, The Landmark, 15 Queen’s Road Central, Central, Hong Kong or at +852 3752 2870.
WHERE YOU CAN FIND MORE INFORMATION
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.
You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal by contacting us at the following address or email or call:
HH&L Acquisition Co.
Suite 2001-2002, 20/F, York House, The Landmark,
15 Queen’s Road Central
Central, Hong Kong
Telephone: +852 3752 2870
Email: richard.li@hopuhl.com
You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: HHLA.info@investor.morrowsodali.com
In order to receive timely delivery of the documents in advance of the Extraordinary Meeting, you must make your request for information no later than                   (one week prior to the date of the Extraordinary Meeting).

Annex A
REVERSAL COMMITMENT FORM1
The Company requests that each public shareholder complete this Reversal Commitment Form to indicate its intention to make an Election Reversal with respect to such shareholder’s public shares.
The undersigned,                   (the “Shareholder”), is the beneficial owner of                   Class A Ordinary Shares of the Company (“Beneficial Holdings”). The Shareholder represents and warrants that such Shareholder has full power and authority with respect to its Beneficial Holdings for the purposes set forth herein.
The Shareholder hereby irrevocably gives notice to the Company of its intention to make an Election Reversal with respect to the percentage of such Beneficial Holdings as set forth below. By executing this form, the Shareholder agrees to tender for redemption all of its Beneficial Holdings as of the Record Date and to subsequently withdraw tender with respect to the percentage of its Beneficial Holdings as of the Record Date as set forth below.
Please return this form prior to 5:00 p.m. Eastern time, on                   (two business days prior to the scheduled vote at the Extraordinary Meeting) to Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (email: mzimkind@continentalstock.com).
Shareholder Account Name(s):
Non-Redemption Percentage:
Record Date:
Signature of Shareholder:
Signed By (Legal Name):
Title:
Address:

1
Capitalized terms used herein and not defined shall have the meanings ascribed to such terms in the accompanying proxy statement.

A-1

Annex B
HH&L ACQUISITION CO.
(THE “COMPANY”)
RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY
Extension Amendment Proposal
It is resolved as a special resolution that the second amended and restated memorandum and articles of association of HH&L Acquisition Co. be amended by deleting Articles 51.7 and 51.8 in their entirety and replacing them with the following:
“51.7 In the event that the Company does not consummate a Business Combination on or before March 9, 2023 (the “First Extended Date”), the Board may, not less than three days prior to the First Extended Date, pass a resolution to extend the period of time to consummate a Business Combination to April 9, 2023 (the “Second Extended Date”). In the event that the Board resolves to extend the period of time to consummate a Business Combination to the Second Extended Date and the Company does not consummate a Business Combination on or before the Second Extended Date, the Board may, not less than three days prior to the Second Extended Date, pass a further resolution to extend the period of time to consummate a Business Combination to May 9, 2023 (the “Third Extended Date”). In the event that the Company does notconsummate a Business Combination on or before the First Extended Date, or, if the Board has resolvedto extend the period of time to consummate a Business Combination to the Second Extended Date or theThird Extended Date as permitted by this Article 51.7, by the Second Extended Date or the ThirdExtended Date (as applicable), or such later time as the Members may approve in accordance with the Articles, the Company shall:
(a)
cease all operations except for the purpose of winding up;

(b)
as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less tax payable, if any, and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)
as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.
For the avoidance of doubt, in the event that the Company does not consummate a Business Combination on or before the First Extended Date, and if the Board has resolved to extend the period of time to consummate a Business Combination to the Second Extended Date or the Third Extended Date as permitted by this Article 51.7, the Board may at any time prior to the Second Extended Date or the Third Extended Date pass a resolution to terminate such extension of the period of time to consummate a Business Combination to the Second Extended Date or the Third Extended Date, as applicable, provided that the Company shall have deposited: (x) the lesser of US$380,000 or $0.0475 for each public share that is not redeemed as of February 9, 2023 to the Trust Account, in case of the termination of the period of time to consummate a Business Combination to the Second Extended Date; or (y) the lesser of US$380,000 or $0.0475 for each public share that is not redeemed as of Second Extended Date to the Trust Account, in case of the termination of the period of time to consummate a Business Combination to the Third Extended Date.
51.8 In the event that any amendment is made to the Articles:
(a)
to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does

B-1

not consummate a Business Combination on or before the First Extended Date (or, if the Board has resolved to extend the period of time to consummate a Business Combination as described in Article 51.7, by the Second Extended Date or the Third Extended Date, as applicable); or
(b)
with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”
Adjournment Proposal
“It is resolved to direct the chairman of the Extraordinary Meeting to adjourn the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal.”

B-2

Annex C
FORM OF AMENDED AND RESTATED INVESTMENT MANAGEMENT TRUST AGREEMENT
This Amended and Restated Investment Management Trust Agreement (this “Agreement”) is made effective as of                  , 2023 by and between HH&L Acquisition Co., a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”), and amends and restates in its entirety that certain Investment Management Trust Agreement, dated February 5, 2021 by and between the company and the Trustee (the “Existing Agreement”).
WHEREAS, the Company’s registration statement on Form S-1, File No. 333-252254 (the “Registration Statement”) and prospectus (the “Prospectus”) for the initial public offering (the “Offering”) of the Company’s units (the “Units”), each of which consists of one Class A ordinary share, par value US$0.0001 per share (the “Ordinary Shares”), and one-half of one redeemable warrant, has been declared effective as of the date hereof by the U.S. Securities and Exchange Commission;
WHEREAS, the Company has entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman Sachs (Asia) L.L.C. and Credit Suisse Securities (USA) LLC, as representatives (the “Representatives”) of the several underwriters (the “Underwriters”) named therein;
WHEREAS, the Company has received waiver from the Representatives of any entitlement to the Representatives’ respective portion of the US$14,490,000 deferred underwriting fee under the Underwriting Agreement;
WHEREAS, as described in the Prospectus, US$360,000,000 of the gross proceeds of the Offering and sale of the Private Placement Warrants (as defined in the Underwriting Agreement) (or US$414,000,000 if the Underwriters’ over-allotment option is exercised in full) will be delivered to the Trustee to be deposited and held in a segregated trust account located at all times in the United States (the “Trust Account”) for the benefit of the Company and the holders of the Ordinary Shares included in the Units issued in the Offering as hereinafter provided (the amount to be delivered to the Trustee (and any interest subsequently earned thereon) is referred to herein as the “Property,” the shareholders for whose benefit the Trustee shall hold the Property will be referred to as the “Public Shareholders,” and the Public Shareholders and the Company will be referred to together as the “Beneficiaries”);
WHEREAS, if a Business Combination (as defined below) is not consummated by March 9, 2023 (the “First Extended Date”), the Board may pass a resolution to extend the period of time to consummate a Business Combination to April 9, 2023 (the “Second Extended Date”). In the event that the Board resolves to extend the period of time to consummate a Business Combination to the Second Extended Date and the Company does not consummate a Business Combination on or before the Second Extended Date, the Board may pass a further resolution to extend the period of time to consummate a Business Combination to May 9, 2023 (the “Third Extended Date”, and each of the First Extended Date, the Second Extended Date and the Third Extended Date, an “Applicable Deadline”) (the “Extension”);
WHEREAS, on February 5, 2021, the Company and the Trustee entered into the Existing Agreement to set forth the terms and conditions pursuant to which the Trustee shall hold the Property; and
WHEREAS, the Company and the Trustee desire to enter into this Agreement which shall amend and restate the Existing Agreement in its entirety.
NOW THEREFORE, IT IS AGREED:
1.
Agreements and Covenants of Trustee.   The Trustee hereby agrees and covenants to:

(a)
Hold the Property in trust for the Beneficiaries in accordance with the terms of this Agreement in the Trust Account established by the Trustee in the United States at J.P. Morgan Chase Bank, N.A. (or at another U.S. chartered commercial bank with consolidated assets of US$100 billion or more) and at a brokerage institution selected by the Trustee that is reasonably satisfactory to the Company;

(b)
Manage, supervise and administer the Trust Account subject to the terms and conditions set forth herein;

(c)
In a timely manner, upon the written instruction of the Company, invest and reinvest the Property (x) in United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended (or any successor rule), which invest only in direct U.S. government treasury obligations, as determined by the Company or (y) in an interest bearing demand deposit account at a bank, as directed by the Company; it being understood that the Trust Account will earn no interest while account funds are un-invested awaiting the Company’s instructions hereunder and the Trustee may earn bank credits or other consideration;

(d)
Collect and receive, when due, all interest or other income arising from the Property, which shall become part of the “Property,” as such term is used herein;

(e)
Promptly notify the Company and the Representatives of all communications received by the Trustee with respect to any Property requiring action by the Company;

(f)
Supply any necessary information or documents as may be requested by the Company (or its authorized agents) in connection with the Company’s preparation of the tax returns relating to assets held in the Trust Account;

(g)
Participate in any plan or proceeding for protecting or enforcing any right or interest arising from the Property if, as and when instructed by the Company to do so;

(h)
Render to the Company monthly written statements of the activities of, and amounts in, the Trust Account reflecting all receipts and disbursements of the Trust Account;

(i)
Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representatives, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (1) March 9, 2023; (2) such later date upon the Extensions effectuated pursuant to the terms hereof; and (3) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date;

(j)
Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit C (a “Tax Payment Withdrawal Instruction”), withdraw from the Trust Account and distribute to the Company the amount of interest earned on the Property requested by the Company to cover any tax obligation owed by the Company as a result of assets of the Company or interest or other income earned on the Property, which amount shall be delivered directly to the Company by electronic funds transfer or other method of prompt payment, and the Company shall forward such payment to the relevant taxing authority so long as there is no reduction in the principal amount per share initially deposited in the Trust Account; provided, however, that to the extent there is not sufficient cash in the Trust Account to pay such tax obligation, the Trustee shall liquidate such assets held in the Trust Account as shall be designated by the Company in writing to make such distribution (it being acknowledged and agreed that any such amount in excess of interest income earned on the Property shall not be payable from the Trust Account). The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to said funds, and the Trustee shall have no responsibility to look beyond said request;
(k)
Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit D (a “Shareholder Redemption Withdrawal Instruction”), the Trustee shall distribute to the Public Shareholders on behalf of the Company the amount requested by the Company to be used to redeem Ordinary Shares from Public Shareholders properly submitted in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with our initial business combination or to redeem 100% of the Ordinary Shares included in the Units sold in the Offering (the “public shares”) if the Company has not consummated an initial Business Combination within such time as is described in the Company’s amended and restated memorandum and articles of association or (B) with respect to any other material provisions relating to shareholders’ rights or pre- initial Business Combination activity. The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to distribute said funds, and the Trustee shall have no responsibility to look beyond said request; and

(l)
Not make any withdrawals or distributions from the Trust Account other than pursuant to Section 1(i), (j) or (k) above; and

(m)
Upon receipt of an extension letter in a form substantially similar to that attached hereto as Exhibit E (“Extension Letter”) at least three business days prior to the Applicable Deadline, signed on behalf of the Company by an executive officer, and receipt of the dollar amount specified in the Extension Letter on or prior to the Applicable Deadline, follow the instructions set forth in the Extension Letter.

2.
Agreements and Covenants of the Company.   The Company hereby agrees and covenants to:

(a)
Give all instructions to the Trustee hereunder in writing, signed by the Company’s Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President or Secretary. In addition, except with respect to its duties under Sections 1(i), 1(j) and 1(k) hereof, the Trustee shall be entitled to rely on, and shall be protected in relying on, any verbal or telephonic advice or instruction which it, in good faith and with reasonable care, believes to be given by any one of the persons authorized above to give written instructions, provided that the Company shall promptly confirm such instructions in writing;

(b)
Subject to Section 4 hereof, hold the Trustee harmless and indemnify the Trustee from and against any and all expenses, including reasonable counsel fees and disbursements, or losses suffered by the Trustee in connection with any action taken by it hereunder and in connection with any action, suit or other proceeding brought against the Trustee involving any claim, or in connection with any claim or demand, which in any way arises out of or relates to this Agreement, the services of the Trustee hereunder, or the Property or any interest earned on the Property, except for expenses and losses resulting from the Trustee’s gross negligence, fraud or willful misconduct. Promptly after the receipt by the Trustee of notice of demand or claim or the commencement of any action, suit or proceeding, pursuant to which the Trustee intends to seek indemnification under this Section 2(b), it shall notify the Company in writing of such claim (hereinafter referred to as the “Indemnified Claim”). The Trustee shall have the right to conduct and manage the defense against such Indemnified Claim; provided that the Trustee shall obtain the consent of the Company with respect to the selection of counsel, which consent shall not be unreasonably withheld. The Trustee may not agree to settle any Indemnified Claim without the prior written consent of the Company, which such consent shall not be unreasonably withheld. The Company may participate in such action with its own counsel;
(c)
Pay the Trustee the fees set forth on Schedule A hereto, including an initial acceptance fee, annual administration fee, and transaction processing fee which fees shall be subject to modification by the parties from time to time. It is expressly understood that the Property shall not be used to pay such fees unless and until it is distributed to the Company pursuant to Sections 1(i) through 1(j) hereof. The Company shall pay the Trustee the initial acceptance fee and the first annual administration fee at the consummation of the Offering. The Company shall not be responsible for any other fees or charges of the Trustee except as set forth in this Section 2(c), Schedule A and as may be provided in Section 2(b) hereof;

(d)
In connection with any vote of the Company’s shareholders regarding a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses (the “Business Combination”), provide to the Trustee an affidavit or certificate of the inspector of elections for the shareholder meeting verifying the vote of such shareholders regarding such Business Combination;

(e)
Provide the Representatives with a copy of any Termination Letter(s) and/or any other correspondence that is sent to the Trustee with respect to any proposed withdrawal from the Trust Account promptly after it issues the same;

(f)
Instruct the Trustee to make only those distributions that are permitted under this Agreement, and refrain from instructing the Trustee to make any distributions that are not permitted under this Agreement;

(g)
If applicable, issue a press release at least three days prior to the Applicable Deadline announcing that, the Board has approved the Extension; and

(h)
Promptly following the Applicable Deadline, disclose whether or not the deadline for the Company to consummate a Business Combination has been extended.

3.
Limitations of Liability.   The Trustee shall have no responsibility or liability to:

(a)
Imply obligations, perform duties, inquire or otherwise be subject to the provisions of any agreement or document other than this Agreement and that which is expressly set forth herein;

(b)
Take any action with respect to the Property, other than as directed in Section 1 hereof, and the Trustee shall have no liability to any third party except for liability arising out of the Trustee’s gross negligence, fraud or willful misconduct;

(c)
Institute any proceeding for the collection of any principal and income arising from, or institute, appear in or defend any proceeding of any kind with respect to, any of the Property unless and until it shall have received instructions from the Company given as provided herein to do so and the Company shall have advanced or guaranteed to it funds sufficient to pay any expenses incident thereto;

(d)
Refund any depreciation in principal of any Property;

(e)
Assume that the authority of any person designated by the Company to give instructions hereunder shall not be continuing unless provided otherwise in such designation, or unless the Company shall have delivered a written revocation of such authority to the Trustee;

(f)
The other parties hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the Trustee’s best judgment, except for the Trustee’s gross negligence, fraud or willful misconduct. The Trustee may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Trustee, which counsel may be the

Company’s counsel), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which the Trustee believes, in good faith and with reasonable care, to be genuine and to be signed or presented by the proper person or persons. The Trustee shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms hereof, unless evidenced by a written instrument delivered to the Trustee, signed by the proper party or parties and, if the duties or rights of the Trustee are affected, unless it shall give its prior written consent thereto;
(g)
Verify the accuracy of the information contained in the Registration Statement;

(h)
Provide any assurance that any Business Combination entered into by the Company or any other action taken by the Company is as contemplated by the Registration Statement;

(i)
File information returns with respect to the Trust Account with any local, state or federal taxing authority or provide periodic written statements to the Company documenting the taxes payable by the Company, if any, relating to any interest income earned on the Property;

(j)
Prepare, execute and file tax reports, income or other tax returns and pay any taxes with respect to any income generated by, and activities relating to, the Trust Account, regardless of whether such tax is payable by the Trust Account or the Company, including, but not limited to, tax obligations, except pursuant to Section 1(j) hereof; or

(k)
Verify calculations, qualify or otherwise approve the Company’s written requests for distributions pursuant to Sections 1(i), 1(j) or 1(k) hereof.

4.
Trust Account Waiver.   The Trustee has no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future. In the event the Trustee has any Claim against the Company under this Agreement, including, without limitation, under Section 2(b) or Section 2(c) hereof, the Trustee shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the Property or any monies in the Trust Account.

5.
Termination.   This Agreement shall terminate as follows:

(a)
If the Trustee gives written notice to the Company that it desires to resign under this Agreement, the Company shall use its reasonable efforts to locate a successor trustee, pending which the Trustee shall continue to act in accordance with this Agreement. At such time that the Company notifies the Trustee that a successor trustee has been appointed and has agreed to become subject to the terms of this Agreement, the Trustee shall transfer the management of the Trust Account to the successor trustee, including but not limited to the transfer of copies of the reports and statements relating to the Trust Account, whereupon this Agreement shall terminate; provided, however, that in the event that the Company does not locate a successor trustee within ninety (90) days of receipt of the resignation notice from the Trustee, the Trustee may submit an application to have the Property deposited with any court in the State of New York or with the United States District Court for the Southern District of New York and upon such deposit, the Trustee shall be immune from any liability whatsoever; or

(b)
At such time that the Trustee has completed the liquidation of the Trust Account and its obligations in accordance with the provisions of Section 1(i) hereof and distributed the Property in accordance with the provisions of the Termination Letter, this Agreement shall terminate except with respect to Section 2(b).

6.
Miscellaneous.

(a)
The Company and the Trustee each acknowledge that the Trustee will follow the security procedures set forth below with respect to funds transferred from the Trust Account. The Company and the Trustee will each restrict access to confidential information relating to such security procedures to authorized persons. Each party must notify the other party immediately if it has reason to believe unauthorized persons may have obtained access to such confidential information, or of any change in its authorized personnel. In executing funds transfers, the Trustee shall rely upon all information supplied to it by the Company, including, account names, account numbers, and all other identifying information relating to a Beneficiary, Beneficiary’s bank or intermediary bank. Except for any liability arising out of the Trustee’s gross negligence, fraud or willful misconduct, the Trustee shall not be liable for any loss, liability or expense resulting from any error in the information or transmission of the funds.
(b)
This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York. This Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.

(c)
This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. Except for Section 1(i), 1(j) and 1(k) hereof (which sections may not be modified, amended or deleted without the affirmative vote of sixty-five percent (65%) of the then outstanding Ordinary Shares and Class B ordinary shares, par value US$0.0001 per share, of the Company, voting together as a single class; provided that no such amendment will affect any Public Shareholder who has properly elected to redeem his or her Ordinary Shares in connection with a shareholder vote to amend this Agreement (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with our initial business combination or to redeem 100% of its Ordinary Shares if the Company does not complete its initial Business Combination within the time frame specified in the Company’s amended and restated memorandum and articles of association or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial Business Combination activity), this Agreement or any provision hereof may only be changed, amended or modified (other than to correct a typographical error) by a writing signed by each of the parties hereto.

(d)
The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

(e)
Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or by electronic mail:

if to the Trustee, to:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf & Celeste Gonzalez
Email: fwolf@continentalstock.com
Email: cgonzalez@continentalstock.com
if to the Company, to:
HH&L Acquisition Co.
Suite 3508, One Exchange Square
8 Connaught Place
Central, Hong Kong
Attn: Richard Qi Li
Email: richard.li@hopuhl.com

in each case, with copies to:
White & Case LLP
1221 Avenue of the Americas
New York, NY 10020-1095
Attn: Joel L. Rubinstein, Esq.
Email: joel.rubinstein@whitecase.com
Goldman Sachs (Asia) L.L.C.
68th Floor, Cheung Kong Center
2 Queens Road
Central, Hong Kong
Attn: Vikram Chavali
Email: vikram.chavali@gs.com
Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, New York 10010
Attn: IB-Legal
and
Skadden, Arps, Slate, Meagher & Flom LLP
525 University Avenue
Palo Alto, CA 94301
Attn: Gregg A. Noel, Esq.; Michael J. Mies, Esq.
Email: Gregg.Noel@skadden.com; Michael.Mies@skadden.com
(f)
Each of the Company and the Trustee hereby represents that it has the full right and power and has been duly authorized to enter into this Agreement and to perform its respective obligations as contemplated hereunder. The Trustee acknowledges and agrees that it shall not make any claims or proceed against the Trust Account, including by way of set-off, and shall not be entitled to any funds in the Trust Account under any circumstance.

(g)
This Agreement is the joint product of the Trustee and the Company and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

(h)
This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile or electronic transmission shall constitute valid and sufficient delivery thereof.

(i)
Each of the Company and the Trustee hereby acknowledges and agrees that the Representatives on behalf of the Underwriters are third-party beneficiaries of this Agreement.

(j)
Except as specified herein, no party to this Agreement may assign its rights or delegate its obligations hereunder to any other person or entity.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Investment Management Trust Agreement as of the date first written above.
CONTINENTAL STOCK TRANSFER &
TRUST COMPANY, as Trustee
By:
Name:
Title:
HH&L ACQUISITION CO.
By:
Name:
Title:
[Signature Page to Investment Management Trust Agreement]

Schedule A
Fee Item	Time and method of payment	Amount
Initial set-up fee.	Initial closing of Offering by wire transfer.	US$3,500.00
Trustee administration fee	Payable annually. First year fee payable, at initial closing of Offering by wire transfer, thereafter by wire transfer or check.	US$10,000.00
Transaction processing fee for disbursements to Company under Section 1	Billed to Company following disbursement made to Company under Section 1	US$250.00
Paying Agent services as required pursuant to Section 1(i) and 1(k)	Billed to Company upon delivery of service pursuant to Section 1(i) and 1(k)	Prevailing rates

EXHIBIT A
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf & Celeste Gonzalez
Re:   Trust Account                 Termination Letter
Dear Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(i) of the Amended and Restated Investment Management Trust Agreement between HH&L Acquisition Co. (the “Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of                  , 2023 (the “Trust Agreement”), this is to advise you that the Company has entered into an agreement with                   (the “Target Business”) to consummate a business combination with Target Business (the “Business Combination”) on or about [insert date]. The Company shall notify you at least seventy-two (72) hours in advance of the actual date (or such shorter period as you may agree) of the consummation of the Business Combination (the “Consummation Date”). Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
In accordance with the terms of the Trust Agreement, we hereby authorize you to commence to liquidate all of the assets of the Trust Account, and to transfer the proceeds to a segregated account held by you on behalf of the Beneficiaries to the effect that, on the Consummation Date, all of the funds held in the Trust Account will be immediately available for transfer to the account or accounts that the Company shall direct on the Consummation Date. It is acknowledge and agreed that while the funds are on deposit in the trust operating account at J.P. Morgan Chase Bank, N.A. awaiting distribution, the Company will not earn any interest or dividends.
On the Consummation Date (i) counsel for the Company shall deliver to you written notification that the Business Combination has been consummated, or will be consummated concurrently with your transfer of funds to the accounts as directed by the Company (the “Notification”), and (ii) the Company shall deliver to you (a) a certificate of the Chief Executive Officer, Chief Financial Officer, Co-Executive Chairman or Vice Chairman, which verifies that the Business Combination has been approved by a vote of the Company’s shareholders, if a vote is held and (b) a joint written instruction signed by the Company and the Representatives with respect to the transfer of the funds held in the Trust Account, including payment of amounts owed to public shareholders who have properly exercised their redemption rights (the “Instruction Letter”). You are hereby directed and authorized to transfer the funds held in the Trust Account immediately upon your receipt of the Notification and the Instruction Letter, in accordance with the terms of the Instruction Letter. In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company in writing of the same and the Company shall direct you as to whether such funds should remain in the Trust Account and be distributed after the Consummation Date to the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated.

In the event that the Business Combination is not consummated on the Consummation Date described in the notice thereof and we have not notified you on or before the original Consummation Date of a new Consummation Date, then upon receipt by the Trustee of written instructions from the Company, the funds held in the Trust Account shall be reinvested as provided in Section 1(c) of the Trust Agreement on the business day immediately following the Consummation Date as set forth in such notice as soon thereafter as possible.
Very truly yours,
HH&L Acquisition Co.
By:

Name:
Title:
Agreed and acknowledged by:
Goldman Sachs (Asia) L.L.C.
By:

Name:
Title:
Credit Suisse Securities (USA) LLC
By:

Name:
Title:

EXHIBIT B
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf & Celeste Gonzalez
Re:   Trust Account                 Termination Letter
Dear Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(i) of the Amended and Restated Investment Management Trust Agreement between HH&L Acquisition Co. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of                  , 2023 (the “Trust Agreement”), this is to advise you that the Company has been unable to effect a business combination with a Target Business (the “Business Combination”) within the time frame specified in the Company’s amended and restated memorandum and articles of association. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and to transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Shareholders. The Company has selected           as the effective date for the purpose of determining when the Public Shareholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Shareholders in accordance with the terms of the Trust Agreement and the amended and restated memorandum and articles of association of the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(i) of the Trust Agreement.
Very truly yours,
HH&L Acquisition Co.
By:

Name:
Title:
cc:
Goldman Sachs (Asia) L.L.C.

Credit Suisse Securities (USA) LLC

EXHIBIT C
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf & Celeste Gonzalez
Re:   Trust Account           Tax Payment Withdrawal Instruction
Dear Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(j) of the Amended and Restated Investment Management Trust Agreement between HH&L Acquisition Co. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of                  , 2023 (the “Trust Agreement”), the Company hereby requests that you deliver to the Company US$      of the interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
The Company needs such funds to pay for the tax obligations as set forth on the attached tax return or tax statement. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:
[WIRE INSTRUCTION INFORMATION]
Very truly yours,
HH&L Acquisition Co.
By:

Name:
Title:
cc:
Goldman Sachs (Asia) L.L.C.

Credit Suisse Securities (USA) LLC

EXHIBIT D
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf & Celeste Gonzalez
Re:   Trust Account           Shareholder Redemption Withdrawal Instruction
Dear Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(k) of the Amended and Restated Investment Management Trust Agreement between HH&L Acquisition Co. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of                  , 2023 (the “Trust Agreement”), the Company hereby requests that you deliver to the redeeming Public Shareholders of the Company US$      of the principal and interest income earned on the Property as of the date hereof to a segregated account held by you on behalf of the Beneficiaries for distribution to the Public Shareholders who have requested redemption of their Ordinary Shares. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
The Company needs such funds to pay its Public Shareholders who have properly elected to have their Ordinary Shares redeemed by the Company in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with our initial business combination or to redeem 100% of its public Ordinary Shares if the Company has not consummated an initial Business Combination within such time as is described in the Company’s amended and restated memorandum and articles of association or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial Business Combination activity. As such, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter.
Very truly yours,
HH&L Acquisition Co.
By:

Name:
Title:
cc:
Goldman Sachs (Asia) L.L.C.

Credit Suisse Securities (USA) LLC

EXHIBIT E
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf & Celeste Gonzalez
Re:              Trust Account Extension Letter
Dear Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(m) of the Amended and Restated Investment Management Trust Agreement between HH&L Acquisition Co. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of                  , 2023 (the “Trust Agreement”), this is to advise you that the Company is extending the time available to consummate a Business Combination from           to             (the “Extension”).
This Extension Letter shall serve as the notice required with respect to the Extension prior to the Applicable Deadline. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
In accordance with the terms of the Trust Agreement, the Company hereby authorizes you to deposit US$      , which will be wired to you, into the Trust Account investments upon receipt.
Very truly yours,
HH&L Acquisition Co.
By:

Name:
Title: